                                                                   EXHIBIT 10.4

                               LEASE AGREEMENT BETWEEN

                        CARRAMERICA REALTY L.P., AS LANDLORD,

                                         AND

                             OBJECTSPACE, INC., AS TENANT


                                    APRIL 29, 1997

                                                                   EXHIBIT 10.4

                                  TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
1.     DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
2.     PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
3.     TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
4.     USE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
5.     RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
       5.1    Base Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
       5.2    Additional Rent . . . . . . . . . . . . . . . . . . . . . . . . 2
       5.3    Parking Charge. . . . . . . . . . . . . . . . . . . . . . . . . 2
       5.4    Payment of Rent . . . . . . . . . . . . . . . . . . . . . . . . 3
       5.5    Delinquent Payments.. . . . . . . . . . . . . . . . . . . . . . 3
       5.6    Prepaid Rent. . . . . . . . . . . . . . . . . . . . . . . . . . 3
6.     CONSTRUCTION OF IMPROVEMENTS.. . . . . . . . . . . . . . . . . . . . . 3
       6.1    General; ADA Compliance . . . . . . . . . . . . . . . . . . . . 3
       6.2    Access by Tenant Prior to Commencement of Term. . . . . . . . . 4
       6.3    Commencement Date; Adjustments to Commencement Date . . . . . . 4
       7.     SERVICES TO BE FURNISHED BY LANDLORD. . . . . . . . . . . . . . 5
       7.1    General . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
       7.2    Keys. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
       7.3    Tenant Identity . . . . . . . . . . . . . . . . . . . . . . . . 7
       7.4    Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
       7.5    Operating Hours . . . . . . . . . . . . . . . . . . . . . . . . 7
8.     REPAIR AND MAINTENANCE.. . . . . . . . . . . . . . . . . . . . . . . . 8
       8.1    By Landlord . . . . . . . . . . . . . . . . . . . . . . . . . . 8
       8.2    By Tenant . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
9.     TAXES ON TENANT'S PROPERTY . . . . . . . . . . . . . . . . . . . . . . 8
10.    TRANSFER BY TENANT . . . . . . . . . . . . . . . . . . . . . . . . . . 8
       10.1   General.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
       10.2   Conditions. . . . . . . . . . . . . . . . . . . . . . . . . . . 9
       10.3   Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
11.    ALTERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
12.    SPECIFICALLY PROHIBITED USES.. . . . . . . . . . . . . . . . . . . . .11
13.    ACCESS BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . . .11
14.    CONDEMNATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
15.    CASUALTY.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
       15.1   General . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
       15.2   Acts of Tenant. . . . . . . . . . . . . . . . . . . . . . . . .12
16.    SUBORDINATION AND ATTORNMENT.. . . . . . . . . . . . . . . . . . . . .13
       16.1   General . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
       16.2   Attornment. . . . . . . . . . . . . . . . . . . . . . . . . . .13
17.    INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
       17.1   General . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
       17.2   WAIVER OF SUBROGATION.. . . . . . . . . . . . . . . . . . . . .14
       17.3   Landlord's Insurance. . . . . . . . . . . . . . . . . . . . . .14
18.    INDEMNITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
19.    THIRD PARTIES; ACTS OF FORCE MAJEURE.. . . . . . . . . . . . . . . . .15
20.    SECURITY INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . .15
21.    CONTROL OF COMMON AREAS. . . . . . . . . . . . . . . . . . . . . . . .15
22.    INTENTIONALLY DELETED. . . . . . . . . . . . . . . . . . . . . . . . .15
23.    QUIET ENJOYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .16
24.    DEFAULT BY TENANT. . . . . . . . . . . . . . . . . . . . . . . . . . .16


                                       i

                                                                   EXHIBIT 10.4

       24.1   Events of Default . . . . . . . . . . . . . . . . . . . . . . .16
       24.2   Remedies of Landlord. . . . . . . . . . . . . . . . . . . . . .16
       24.3   Payment by Tenant.. . . . . . . . . . . . . . . . . . . . . . .17
       24.4   Reletting . . . . . . . . . . . . . . . . . . . . . . . . . . .17
       24.5   Landlord's Right to Pay or Perform. . . . . . . . . . . . . . .17
       24.6   No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . .18
25.    DEFAULTS BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . .18
26.    RIGHT OF REENTRY . . . . . . . . . . . . . . . . . . . . . . . . . . .18
27.    MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
       27.1   Independent Obligations . . . . . . . . . . . . . . . . . . . .19
       27.2   Time of Essence.. . . . . . . . . . . . . . . . . . . . . . . .19
       27.3   Applicable Law. . . . . . . . . . . . . . . . . . . . . . . . .19
       27.4   Assignment by Landlord. . . . . . . . . . . . . . . . . . . . .19
       27.5   Commencement Date and Estoppel Certificates . . . . . . . . . .19
       27.6   Signs, Building Name and Building Address.. . . . . . . . . . .19
       27.7   Notices.. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
       27.8   Entire Agreement, Amendment and Binding Effect. . . . . . . . .20
       27.9   Severability. . . . . . . . . . . . . . . . . . . . . . . . . .20
       27.10  Number and Gender, Captions and References. . . . . . . . . . .21
       27.11  Attorneys' Fees . . . . . . . . . . . . . . . . . . . . . . . .21
       27.12  Brokers.. . . . . . . . . . . . . . . . . . . . . . . . . . . .21
       27.13  Interest on Tenant's Obligations. . . . . . . . . . . . . . . .21
       27.14  Authority . . . . . . . . . . . . . . . . . . . . . . . . . . .21
       27.15  Recording . . . . . . . . . . . . . . . . . . . . . . . . . . .21
       27.16  Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . .21
       27.17  Multiple Counterparts . . . . . . . . . . . . . . . . . . . . .21
28.    SPECIAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . .21
       28.1   Roof Rights.. . . . . . . . . . . . . . . . . . . . . . . . . .21
       28.2   Security Deposit: Letter of Credit. . . . . . . . . . . . . . .23
       28.3   Rules and Regulations.. . . . . . . . . . . . . . . . . . . . .24
       28.4   Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . .24

                                                                   EXHIBIT 10.4

                                   LEASE AGREEMENT

       THIS LEASE AGREEMENT (this "LEASE") is entered as of April 29, 1997, between CarrAmerica Realty, L.P., a Delaware limited partnership ("LANDLORD"), and ObjectSpace, Inc., a Texas corporation ("Tenant").

1. DEFINITIONS. The definitions of certain of the capitalized terms used in this Lease are set forth in the Glossary of Defined Terms attached hereto as EXHIBIT A.

2. PREMISES. Subject to the provisions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, approximately 28,606 rentable square feet of space in the Building, which space is outlined on the floor plan attached hereto as EXHIBIT B. In connection with such demise, Landlord hereby grants to Tenant the non-exclusive right to use during the Term all Common Areas designed for the use of all tenants in the Building, in common with all tenants in the Building and their invitees, for the purposes for which designed and in accordance with all Legal Requirements. By occupying the Premises, Tenant accepts the Premises as being suitable for Tenant's intended use of the Premises, but such acceptance shall not limit Landlord's obligations specifically set forth hereinafter.

3. TERM. The Term of this Lease shall commence on the Commencement Date (which is scheduled to be August 1, 1997) and shall expire at 5:00 p.m. March 31, 2003, unless earlier terminated as provided herein (the "Term"), subject to
Section 6.3.

4. USE. Tenant shall occupy and use the Premises solely for lawful, general business office purposes in strict compliance with the Building Rules and Regulations from time to time in effect and all other Legal Requirements. Tenant's permitted use shall include non-retail kitchen and eating facilities, computer and telecommunications facilities (which shall not include call centers), data processing and transmission, including rooftop satellite communications (to the extent permitted under Section 28.1), accounting facilities, conference and meeting facilities, and copying facilities. Tenant's intended uses will not cause insurance premiums for the Building to be increased.

       Tenant acknowledges the purpose of its first floor occupancy is as a training facility and there exists limited parking surrounding the Building for Tenant's contemplated trainees. Tenant hereby agrees to use commercially reasonable efforts to encourage its trainees to locate alternative transportation methods and parking sources. Tenant further acknowledges and agrees to cause its trainees and students to comply with the Building Rules and Regulations.

5.     RENT.

       5.1 BASE RENT. In consideration of Landlord's leasing the Premises to Tenant, Tenant shall pay to Landlord as follows:

                                               Monthly         Annual
              Time Period                      Base Rent       Base Rent
              -----------                      ---------       ---------
       August 1, 1997 - September 30, 1999    $42,909.00      $514,908.00

       October 1, 1999 - March 31, 2003       $48,868.58      $586,422.96

       In the event that the actual Commencement Date is a date other than August 1, 1997, Landlord shall readjust the monthly Base Rent throughout the Term of this Lease so that the effective monthly

                                                                   EXHIBIT 10.4

rental rate of this Lease for the initial Term is $19.50 per rentable square foot of space in the Premises. The Base Rent set forth in this Section 5.1 is a negotiated figure and shall govern whether or not the actual gross rentable square footage of the Premises is the same as set forth in Section 2 hereof or changes pursuant to the standards set in the definition of Net Rentable Area. Tenant shall have no right to withhold, deduct or offset any amount of the monthly Base Rent or any other sum due hereunder even if the actual gross rentable square footage of the Premises is less than that set forth in
Section 2 hereof or changes pursuant to the standards set forth in the definition of Net Rentable Area.

       5.2 ADDITIONAL RENT. For purposes of this Lease, Tenant's "ADDITIONAL RENT" for any Fiscal Year (or portion thereof) shall mean the product of (a) Net Rentable Area of the Premises MULTIPLIED BY (b) the difference between (i) the Operating Expenses DIVIDED BY the Net Rentable Area of the Building MINUS (ii) the Expense Stop, all as applicable for the period in question. By the Commencement Date, Landlord shall estimate the Additional Rent to be due by Tenant for the balance of the Fiscal Year in which the Commencement Date occurs. Thereafter, unless Landlord delivers to Tenant a revision of the estimated Additional Rent, Tenant shall pay to Landlord, coincident with Tenant's payment of Base Rent, an amount equal to the estimated Additional Rent for the remainder of such year divided by the number of months remaining in such year. From time to time during any Fiscal Year, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant for that Fiscal Year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimation so that, by the end of the Fiscal Year, Tenant shall have paid all of the Additional Rent as estimated by Landlord. After the conclusion of each Fiscal Year during the Term, and after the termination or expiration of the Term, Landlord shall deliver to Tenant a statement of actual Additional Rent due by Tenant for the Fiscal Year (or, with respect to termination or expiration, the portion of the Fiscal Year) just ended. Within thirty (30) days thereafter, Tenant shall pay to Landlord or Landlord shall credit against the next installment of Additional Rent due by Tenant (or Landlord shall refund to Tenant, if the Term has expired and all payments due by Tenant to Landlord have been paid in full) the difference between the actual Additional Rent due for such year and the estimated Additional Rent paid by Tenant during such year. In the event that Tenant is not satisfied with the statements of actual Additional Rent submitted by Landlord, Tenant shall have the annual right, at Tenant's expense and after giving twenty (20) days' prior written notice to Landlord, to cause a nationally recognized firm of independent certified public accountants reasonably acceptable to Landlord (similar to the "big six" firms as that term is used on the date hereof) to make a special audit of all books and records pertaining to the Operating Expenses and the statements of Additional Rent for any periods within two (2) Fiscal Years prior to the review; provided, however, no review shall extend to periods of time preceding the Fiscal Year within which the Commencement Date falls. If any such audit reveals that Landlord overcharged Tenant for Operating Expenses by more than five percent (5%) in any one year, Landlord will pay the proportionate cost for such audit for the year(s) in which Landlord was found to have overcharged Tenant in excess of five percent (5%). If any such audit indicates that the statement submitted to Tenant is incorrect, Landlord shall pay to Tenant any overpayment or Tenant shall pay to Landlord any underpayment, as the case may be, which is established by any such audit. Any payments required to be made by the parties pursuant to the preceding sentence shall be due and payable within thirty (30) business days after receipt of such audit by the party required to make such payment.

       5.3 PARKING CHARGE. During the Term, Landlord will provide unassigned surface parking to Tenant at no additional cost to Tenant in a ratio of one (1) unassigned surface parking space for each 275 rentable square feet of space in the Premises up to 20,000 rentable square feet, and one (1) unassigned covered parking space for each 2,000 rentable square feet of space in the Premises up to 20,000 rentable square feet; thereafter, Landlord will provide unassigned surface and covered parking to Tenant in a ratio of one (1) parking space for each 333 rentable square feet of space in the Premises over 20,000 rentable square feet, provided that unassigned covered parking shall not exceed a ratio of one (1) parking space

                                                                   EXHIBIT 10.4

for each 2,000 rentable square feet of space in the Premises over 20,000 rentable square feet. For purposes of parking allocations, trainees and students will be included in Tenant's overall usage calculations. All parking, whether covered or uncovered, shall be used on a first-come, first-served, basis. In the future, in the event Landlord institutes a parking control system for the Complex, Tenant will use its best efforts to obtain a completed registration form from Tenant's trainees, students and employees with respect to vehicles driven onto the Complex by Tenant's trainees, students and employees, returning same to Landlord, and cause such trainees, students and employees to display Landlord's parking identification within their vehicle(s). Contemporaneously with the payment of the first (1st) installment of Rent, Landlord will issue to Tenant twenty-one (21) access cards. Tenant shall pay to Landlord as Additional Rent an amount equal to Twenty Dollars ($20.00) each for any additional and/or replacement access card that Tenant needs to gain access to the Building.

       5.4 PAYMENT OF RENT. Except as otherwise expressly provided in this Lease, all Rent shall be due in advance monthly installments on the first day of each calendar month during the Term. Rent shall be paid to Landlord at its address recited in Section 27.7 or to such other person or at such other address as Landlord may from time to time designate in writing. Rent shall be paid without notice, demand, abatement, deduction or offset in legal tender of the United States of America, except as expressly provided elsewhere in this Lease. If the Term commences or ends on other than the first or the last day of a calendar month, the Rent for the partial month shall be prorated on the basis of the number of days during the month for which the Term was in effect. If the Term commences or ends on other than the first or the last day of a Fiscal Year, the Additional Rent for the partial Fiscal Year shall be prorated on the basis of the number of days during the Fiscal Year for which the Term was in effect.

       5.5 DELINQUENT PAYMENTS. All Rent and other payments required of Tenant hereunder (minus the late charge) shall bear interest from the date due until the date paid at the rate of interest specified in Section 27.13. Alternatively, Landlord may charge Tenant, as additional Rent hereunder, a fee equal to five percent (5%) of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency commencing on the fourth (4th) day after the due date for such payment. In no event, however, shall the charges permitted under this Section 5.5 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum rate of interest allowable under applicable law.

       5.6 PREPAID RENT. Simultaneously with execution hereof, Landlord hereby acknowledges receipt of $42,909.00, representing the first monthly installment of Base Rent paid in advance, to be applied to the Rent for the first month of the Term when due.

6.     CONSTRUCTION OF IMPROVEMENTS.

       6.1 GENERAL; ADA COMPLIANCE. Subject to events of Force Majeure, Landlord shall install, furnish, perform and apply, at its expense, the Landlord's Work as specified in the Work Letter. Performance of the Landlord's Work shall constitute Landlord's sole construction obligation to Tenant under this Lease. Tenant will assure that the plans and specifications for its improvements, as well as its business operations within the Premises comply with the Americans With Disabilities Act of 1990, as amended, and all related state and local laws (collectively, the "ADA"). Landlord will be responsible for all ADA compliance for the remainder of the Building (taking into account other tenants' obligations to comply with the ADA and the fact that the Building was constructed before the effective date of the ADA). Landlord shall be responsible for ensuring the Common Areas of the Building comply with all accessibility requirements and laws. Tenant shall have the fight to use any and all existing improvements or equipment on the Premises. Tenant shall not be charged for any existing improvements or equipment. Window blinds will remain as existing. Prior to the Commencement Date, missing or damaged blinds will

                                                                   EXHIBIT 10.4

be replaced at cost paid from the Leasehold Improvements Allowance. Landlord will repair any existing water leaks prior to the Commencement Date at its expense and not as a deduction from the Leasehold Improvements Allowance.
Tenant shall be allowed to use existing communications conduits between the floors of the Building and to install additional communications conduits within floors on which the Premises are located, extending to the roof to the extent permitted by Section 28.1. Tenant shall be allowed to use floor cores so long as precautionary measures are taken during construction, and provided the floor cores do not interfere with the structural integrity of the Building. Within two (2) weeks after execution of this Lease, Landlord shall, at its cost, and without reimbursement from Tenant or the Leasehold Improvements Allowance, deliver to Tenant base building plans and specifications reflecting existing conditions for Tenant's space planner/architect to prepare space plans. The contractors and subcontractors employed to perform Landlord's
Work shall not be deemed to be Tenant's contractors or subcontractors, shall be awarded contracts based on a competitively bid system involving at least three (3) different contractors, and shall be subject to Tenant's approval, not to be unreasonably withheld. No construction management fee shall be payable to Landlord hereunder. Teant shall have the right to select any architect, space planner, and engineer it desires, subject to Landlord's approval, which shall not be unreasonably withheld. Landlord shall pay, without reimbursement from Tenant, the costs incurred by Landlord to review and approve plans and specifications.

       6.2 ACCESS BY TENANT PRIOR TO COMMENCEMENT OF TERM. Provided that Tenant obtains and delivers to Landlord the certificates or policies of insurance called for in Section 17.1, Landlord, in its reasonable discretion, may permit Tenant and its employees, agents, contractors and suppliers to enter the Premises before the Commencement Date [and such entry, alone, shall not constitute Tenant's taking possession of the Premises for the purpose of Section 6.3(c)) to prepare the Premises for Tenant's occupancy. Tenant and each other person or firm, who or which enters the Premises before the Commencement Date shall conduct itself so as to not unreasonably interfere with Landlord or other occupants of the Building. Landlord may withdraw any permission granted under this Section 6.2 upon twenty-four (24) hours' notice to Tenant if Landlord, in its reasonable discretion, determines that any such interference has been or may be caused. Any prior entry shall be under all of the terms of this Lease (other than the obligation to pay Base Rent and Additional Rent) and at Tenant's sole risk. Landlord shall not be liable in any way for personal injury, death or property damage (including damage to any personal property which Tenant may bring into, or any work which Tenant may perform in, the Premises) which may occur in or about the Complex by Tenant or such other person or firm as a result of any prior entry.

       6.3 COMMENCEMENT DATE; ADJUSTMENTS TO COMMENCEMENT DATE. For purposes of this Lease, the "COMMENCEMENT DATE" shall mean the earliest of: (a) five (5) days after Landlord notifies Tenant that Landlord has substantially completed the Landlord's Work and the Tenant Improvements have passed final inspection by the city of Addison, Texas; (b) the date on which Landlord would have substantially completed the Landlord's Work and tendered possession of the Premises to Tenant but for (i) the delay or failure of Tenant to furnish information or other matters required in the Work Letter, (ii) Tenant's request for changes in the Plans or non-Building Standard Items or (iii) any other action or inaction of Tenant, or any person or firm employed or retained by Tenant (collectively, items (i), (ii) and (iii) shall hereinafter be referred to as "Tenant Delay"); (c) the date on which Tenant takes possession of the Premises; and (d) August 1, 1997; provided that Landlord has made the Premises available to Tenant's architect as provided in the Work Letter on or before June 15, 1997, that the Premises are made available to Tenant's architect as provided in the Work Letter. If by the scheduled Commencement Date specified in Section 3 the Landlord's Work has not been substantially completed or Landlord is unable to tender possession of the Premises to Tenant, through no Tenant Delay, and such failure to substantially complete prevents Tenant from legally occupying the Premises, thereby using the Premises for their intended purpose, all as reasonably determined by Landlord, then the Commencement Date (and the commencement of payment of Base Rent and Additional Rent) shall be postponed until the Landlord's

                                                                   EXHIBIT 10.4

Work is substantially completed as reasonably determined by Landlord. Except as otherwise provided hereinbelow, the postponement of the payment of Base Rent and Additional Rent under this Section 6.3 shall be Tenant's exclusive remedy for Landlord's delay in completing the Landlord's Work or tendering possession of the Premises to Tenant. Notwithstanding the foregoing, in the event Tenant has prepared and Landlord has approved the construction drawings relating to Landlord's Work on or before June 15, 1997, and the actual Commencement Date with respect to that portion of the Premises other than the Ground Floor Premises has not occurred prior to December 15, 1997, and such delay is not a result of Tenant Delay, special order materials or Force Majeure, then Tenant shall have the option to terminate this Lease by giving written notice to Landlord during the period commencing on December 16, 1997, and ending on December 30, 1997. In the event Tenant does not give such written notice to Landlord within such period, this Lease shall continue in full force and effect and Tenant shall not have the right to terminate this Lease pursuant to this Section 6.3. Failure by Tenant to deliver to Landlord construction drawings relating to Landlord's Work by June 15, 1997, shall void Tenant's termination option described above. In the event Tenant has prepared and Landlord has approved the construction drawings relating to Landlord's Work on or before June 15, 1997, and the actual Commencement Date with respect to the Ground Floor Premises has not occurred prior to December 15, 1997, and such delay is not a result of Tenant Delay, special order materials or Force Majeure, then Tenant shall not have the option to terminate this Lease but instead Landlord shall give Tenant a credit against the Base Rent allocable to the Ground Floor Premises in an amount equal to two (2) days of base Rent allocable to the Ground Floor Premises for every one (1) day that the actual Commencement Date occurs after December 15, 1997, which rent credit shall be applied against Base Rent due and payable by Tenant in respect of the Ground Floor Premises after the Commencement Date occurs in respect thereof. In the event the Commencement Date does not occur at the same time in connection with that portion of the Premises other than the Ground Floor Premises and the Ground Floor Premises, then Base Rent and Additional Rent due and payable by Tenant under this Lease shall be prorated for such respective portions of the Premises based upon the rentable square footage allocable to each of such portions of the Premises. Within thirty
(30) days after the actual Commencement Date with respect to the Premises, or, in the event the actual Commencement Date for the portion of the Premises other than the Ground Floor Premises differs from the Commencement Date for such Ground Floor Premises, within thirty (30) days after the respective Commencement Dates therefor, Landlord and Tenant shall execute a Commencement Date agreement setting forth the exact Commencement Date and the expiration date of this Lease.

       7.     SERVICES TO BE FURNISHED BY LANDLORD.

       7.1 GENERAL. Landlord shall provide to Tenant, the cost for each shall be included as Operating Expenses and not as an additional or separate charge to Tenant, the level and quality of services generally provided by landlords of office buildings of similar size, age and construction in the Quorum, Addison, Texas, submarket. Subject to applicable Legal Requirements, and repair and maintenance requirements from time to time, Landlord shall furnish the following services:

              (a) Air-conditioning and heating to the Premises during Building Operating Hours, at such temperatures and in such amounts as are described on EXHIBIT H. Tenant acknowledges that heat sources, such as specialized data processing equipment and sophisticated telephone systems, cannot be supported with standard air-conditioning service to be provided to the Premises. The after hours rate for use of the existing HVAC system is $45.00 per hour during the Term of this Lease. In the event Tenant elects to use the HVAC system currently serving the Premises after hours, Tenant agrees to notify Landlord at least eight (8) hours prior to Tenants need for after hours usage on weekdays and prior to noon on Fridays for any weekend usage. At Tenant's sole cost and expense, Tenant shall have the right to install and thereafter maintain separate self-contained ceiling-mounted HVAC equipment. At Tenant's sole cost and expense,

                                                                   EXHIBIT 10.4

       Tenant agrees to install electrical metering for such HVAC equipment and thereafter to pay for electrical service provided to such HVAC equipment.

              (b) Hot and cold water at those points of supply common to all floors for lavatory and drinking purposes only twenty-four (24) hours per day, 365/366 days per year;

              (c) Janitor service and periodic window washing in and about the Building and the Premises;

              (d) Elevator service to provide access to and egress from the Premises twenty-four (24) hours per day, 365/366 days per year;

              (e) Electric current twenty-four (24) hours per day, 365/366 days per year for normal office machines and other machines of low electrical consumption (such as typewriters, calculators, photocopiers, personal computers, word processors, and specifically including laser printers,) and fluorescent lighting (which shall exclude electric current for commercial electronic data processing equipment, lighting in excess of Building Standard or any other item of electrical equipment which singly consumes more than 0.8 kilowatts per hour at rated capacity or requires a voltage other than 120 volts single phase). At Tenant's sole cost and expense, Tenant shall have the right to submeter electrical usage for all or a portion of the Premises, in which event Operating Expenses shall be prorated for the usage within the Premises until the time such submetering goes into effect, and thereafter shall be prorated to reflect any portion of the Premises not included in the submetering and normal common area usage charges;

              (f) Replacement of fluorescent lamps in Building Standard light fixtures installed by Landlord and of incandescent bulbs or fluorescent lamps in all public restrooms, stairwells and other common areas in the Building; and

              (g) Access control and security services as may from time to time be generally standard for comparable buildings in the Quorum, Addison, Texas, submarket. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD IS NOT WARRANTING THE EFFICIENCY OF ANY SUCH SECURITY PERSONNEL, SERVICE, PROCEDURES OR EQUIPMENT AND THAT TENANT IS NOT RELYING AND SHALL NOT HEREAFTER RELY ON ANY SUCH PERSONNEL, SERVICE, PROCEDURES OR EQUIPMENT. LANDLORD SHALL NOT BE RESPONSIBLE OR LIABLE IN ANY MANNER FOR FAILURE OF ANY SUCH SECURITY PERSONNEL, SERVICES, PROCEDURES OR EQUIPMENT TO PREVENT, CONTROL, OR APPREHEND ANYONE SUSPECTED OF CAUSING PERSONAL INJURY OR DAMAGE IN, ON OR AROUND THE COMPLEX. TENANT DOES NOT HEREBY WAIVE ANY CLAIMS IT MAY HAVE DIRECTLY AGAINST ANY SUCH SECURITY PROVIDER.

If any of the services described above or elsewhere in this Lease are interrupted, Landlord shall use reasonable diligence to promptly restore same. However, neither the interruption or cessation of such services nor the failure of Landlord to restore same shall render Landlord liable for damages to person or property, or be construed as an eviction of Tenant, or work an abatement of Rent or relieve Tenant from fulfilling any of its other obligations hereunder. Notwithstanding the foregoing, in the event of a material interruption or failure of services and such material interruption or failure of services continues for seven (7) consecutive days, rendering the Premises untenantable, Landlord shall abate the Base Rent on a per

                                                                   EXHIBIT 10.4

them basis retroactive to the first day of such failure and continuing until such time as such services are restored.

       7.2 KEYS. Landlord shall furnish Tenant, at Landlord's expense, with ten (10) keys, and at Tenant's expense with such additional keys as Tenant may request to unlock each corridor door entering the Premises. Tenant shall not install, or permit to be installed, any additional lock on any door into or in the Premises or make, or permit to be made, any duplicates of keys to the Premises. Landlord shall be entitled at all times to possession of a duplicate of all keys to all doors to or inside of the Premises. All keys referred to in this Section 7.2 shall remain the property of Landlord. Upon the expiration or termination of the Term, Tenant shall surrender all such keys and access cards to Landlord and shall deliver to Landlord the combination to all locks on all safes, cabinets and vaults which will remain in the Premises. Landlord shall be entitled to install, operate and maintain security systems in or about the Premises and the Complex which monitor, by closed circuit television or otherwise, all persons leaving or entering the Complex, the Building and the Premises. Tenant also shall have the right, at its sole cost and expense, to install and operate such additional access control systems within the Premises as it shall determine for the purpose of limiting access to or within the Premises provided Landlord, its agents and employees are provided with applicable keys and/or codes to the Premises guaranteeing access twenty-four
(24) hours per day, 365/366 days per year.

       7.3 TENANT IDENTITY. Landlord shall provide and install, in Building Standard graphics, letters or numerals identifying Tenant's name and suite number on entrance doors to the Premises. Without Landlord's prior written consent, no other signs, numerals, letters, graphics, symbols or marks identifying Tenant shall be placed on the exterior, or on the interior if they are visible from the exterior, of the Premises. Landlord shall install up to one
(1) directory strip for each ten thousand (10,000) net rentable square feet in the Premises, listing the names and suite numbers of Tenant on the Building directory board to be placed in the main lobby of the Building. Tenant shall have the right, at its sole expense and subject to Landlord's prior written approval of the design, size, location and method of installation, to install Tenant's name on the multi-tenant monument sign currently existing at the Complex. Tenant shall pay to Landlord, within ten (10) days after receipt of an invoice for same, as Additional Rent, all costs and expenses incurred by Landlord in connection with installing Tenant's name on such monument sign, and Tenant's pro rata share (based upon the total number of tenant names included on such monument sign) of all costs and expenses incurred by Landlord during the Term of this Lease for the maintenance and repair such monument sign. Subject to Landlord's prior approval, which approval shall not be unreasonably withheld, Tenant may install non-Building Standard signage, including Tenant's logo, in the elevator lobby on any single-tenant floors wholly occupied by Tenant.

       7.4 CHARGES. Tenant shall pay to Landlord, monthly as billed, as additional Rent, such charges as may be separately metered or as Landlord may compute for (a) any utility services utilized by Tenant in excess of that agreed to be furnished by Landlord pursuant to Section 7.1(e), (b) lighting installed in the Premises in excess of Building Standard lighting, (c) air-conditioning, heating and other services in excess of that stated in Section 7.1(a) or provided at times other than Building Operating Hours and (d) janitorial services required with respect to Non-Building Standard Items within the Premises. Landlord may elect to estimate the charges to be paid by Tenant under this Section 7.4 and bill such charges to Tenant monthly in advance, in which event Tenant shall promptly pay the estimated charges. When the actual charges are determined by Landlord an appropriate cash adjustment shall be made between Landlord and Tenant to account for any underpayment or overpayment by Tenant. Tenant shall pay all costs associated with providing separate utility meters to the Leased Premises.

       7.5 OPERATING HOURS. Subject to Building Rules and Regulations and such security standards as Landlord may from time to time adopt, the Building shall be open to the public during the Building Operating Hours and the Premises shall be open to Tenant twenty-four (24) hours per day, 365/366 days per year.

                                                                   EXHIBIT 10.4

8.     REPAIR AND MAINTENANCE.

       8.1 BY LANDLORD. Landlord shall maintain the Building (excluding leasehold improvements which become fixtures thereto) in a good and operable condition, and shall make such repairs and replacements as may be required to maintain the Building in such condition. This Section 8.1 shall not apply to damage resulting from a Taking (as to which Section 14 shall apply), or damage resulting from a casualty (as to which Section 15.1 shall apply) or to damage for which Tenant is otherwise responsible under this Lease. Landlord shall maintain the Building, all base Building improvements, all mechanical, electrical and plumbing facilities, subject to the provisions of Section 28.1, the roof and roof membrane, and the Common Areas in a similar condition to other office buildings of similar size, age and construction in the Quorum, Addison, Texas, submarket.

       8.2 BY TENANT. Tenant shall maintain the Premises in a clean, safe, operable, attractive condition, and will not commit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Complex caused by Tenant or Tenant's agents, contractors or invitees. If Tenant fails to make such repairs or replacements, Landlord may make same at Tenant's cost. Such cost shall be payable to Landlord by Tenant on demand as additional Rent. All contractors, workmen, artisans and other persons which or who Tenant proposes to retain to perform work in the Premises (or the Complex, pursuant to the second sentence of this Section 8.2) pursuant to this Section 8.2 or Section 11 shall be approved by Landlord prior to the commencement of any such work.

9. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for and shall pay, before their becoming delinquent, all taxes and assessments levied against any personal property placed by Tenant in the Premises (even if same becomes a fixture by operation of law or the property of Landlord by operation of this Lease), including any additional Impositions which may be assessed, levied, charged or imposed against Landlord or the Building by reason of Non-Building Standard Items in the Premises. Tenant may withhold payments of any taxes and assessments described in this Section 9 so long as Tenant contests its obligation to pay in accordance with applicable law and the non-payment thereof does not pose a threat of loss or seizure of the Building or any interest of Landlord therein.

10.    TRANSFER BY TENANT

       10.1   GENERAL.

              (a) Without the prior written consent of Landlord (which shall not be unreasonably withheld or delayed), Tenant shall not effect or suffer any Transfer. Any attempted Transfer without such consent shall be void. If Tenant desires to effect a Transfer, it shall deliver to Landlord written notice thereof in advance (in accordance with subparagraph (b) below) of the date on which Tenant proposes to make the Transfer, together with all of the terms of the proposed Transfer and the identity of the proposed Transferee. Landlord shall have thirty (30) days following receipt of the notice and information within which to notify Tenant in writing whether Landlord elects (i) to refuse to consent to the Transfer and to terminate this Lease as to the space proposed to be Transferred as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder as to such space; however, Landlord will permit occupancy (subject to the terms and conditions of this Lease, including, without limitation, Tenant' s obligation to pay Rent) of such space by Tenant for ninety (90) days following

                                                                   EXHIBIT 10.4

       Landlord's notice of termination provided above, (ii) to refuse to consent to the Transfer and to continue this Lease in full force as to the entire Premises or (iii) to permit Tenant to effect the proposed Transfer. If Landlord fails to notify Tenant of its election within said thirty (30) day period, Landlord shall be deemed to have elected option
       (ii). The consent by Landlord to a particular Transfer shall not be deemed a consent to any other Transfer. If a Transfer occurs without the prior written consent of Landlord as provided herein, Landlord may nevertheless collect rent from the Transferee and apply the net amount collected to the Rent payable hereunder, but such collection and application shall not constitute a waiver of the provisions hereof or a release of Tenant from the further performance of its obligations hereunder.

              (b) Landlord and Tenant hereby agree that the granting of consent by Landlord, as to those assignments or subleases requiring Landlord's consent, shall be preconditioned upon the fulfillment of the following requirements of Landlord, as well as any other reasonable requirements of Landlord including, without limitation, those set forth in Section 10.2 hereof:

                     (1) Landlord shall be provided with at least twenty (20) days written notice prior to any proposed assignment or subletting;

                     (2) The Premises shall remain intact and shall not be altered in any manner whatsoever unless Tenant and the prospective assignee or sublessee shall pay the entire cost thereof, and Landlord's prior written approval is obtained pursuant to Section 11;

                     (3) The tangible net worth of the proposed subtenant/assignee must be reasonably sufficient for the obligations to be assumed by such proposed subtenant/assignee;

                     (4) Any use of Premises permitted hereunder by the proposed sublessee/assignee will not violate or create any potential violation of any laws, nor will it violate any other agreements affecting the Premises, the Building or Landlord;

                     (5) The proposed subtenant/assignee will not increase traffic congestion above the existing traffic burden generated by Tenant's invitees, or create an unreasonable burden on existing parking above current parking allowances allocated to Tenant;

                     (6) Tenant shall pay any and all reasonable attorneys' fees or other costs associated with Landlord's review and approval of a prospective assignee or sublessee; and

                     (7) No assignment or sublease shall be to a person or entity with whom Landlord is then negotiating, has negotiated within the previous six (6) months or currently is a tenant within the Building.

       10.2 Conditions. Except as expressly provided below, the following conditions shall automatically apply to each Transfer, without the necessity of same being stated in or referred to in Landlord's written consent:

              (a) Tenant shall execute, have acknowledged and deliver to Landlord, and cause the Transferee to execute, have acknowledged and deliver to Landlord, an instrument in form and substance acceptable to Landlord in which (i) the Transferee adopts this Lease and agrees to

                                                                   EXHIBIT 10.4

       perform, jointly and severally with Tenant, all of the obligations of Tenant hereunder, as to the space transferred to it, (ii) the Transferee grants Landlord an express first and prior security interest in its personal property brought into the transferred space to secure its obligations to Landlord hereunder, (iii) Tenant subordinates to Landlord's statutory lien and security interest any liens, security interests or other rights which Tenant may claim with respect to any property of the Transferee, (iv) Tenant agrees with Landlord that, if the rent or other consideration due by the Transferee exceeds the Rent for the transferred space, then Tenant shall pay Landlord as additional Rent hereunder all such excess rent and other consideration immediately upon Tenant's receipt thereof after deduction by Tenant of all of the direct costs incurred by Tenant in connection with entering into the Transfer, reasonable marketing, accounting or legal costs incurred, fees charged by Landlord for the cost of any improvements required to prepare the space for the Transferee (not to exceed Five Dollars ($5.00) per rentable square foot), and reasonable leasing commissions [not to exceed six and one-half percent (6 1/2%)]; provided, however, such deduction shall only be allowed against such excess rent and not against any portion of the Rent, (v) Tenant and the Transferee agree to provide to Landlord, at their expense, direct access from a public corridor in the Building to the transferred space, (vi) the Transferee agrees to use and occupy the transferred space solely for the purpose specified in Section 4 and otherwise in strict accordance with this Lease and (vii) Tenant acknowledges that, notwithstanding the Transfer, Tenant remains directly and primarily liable for the performance of all the obligations of Tenant hereunder (including, without limitation, the obligation to pay all Rent), and Landlord shall be permitted to enforce this Lease against Tenant or the Transferee, or both, without prior demand upon or proceeding in any way against any other persons;

              (b) Tenant may, without the consent of Landlord, Transfer this Lease, in whole or in part, to: (i) a corporation into which or with which Tenant is wholly merged or consolidated; or (ii) a corporation acquiring this Lease and all or substantially all of the other property of Tenant and assuming all or substantially all of the liabilities of Tenant; or (iii) an entity that acquires all or substantially all of the stock or other ownership interests in or of Tenant; or (iv) an Affiliate, in which case, no excess consideration will be paid by Tenant to Landlord, provided that such Transferee complies with the conditions set forth in Section 10.2(a)(i), (ii), (iii), and (vi); and

              (c) Tenant shall deliver to Landlord a counterpart of all instruments relative to the Transfer executed by all parties to such transaction (except Landlord).

       10.3 LIENS. Without in any way limiting the generality of the foregoing, Tenant shall not grant, place or suffer, or permit to be granted, placed or suffered, against the Complex or any portion thereof, any lien, security interest, pledge, conditional sale contract, claim, charge or encumbrance (whether constitutional, contractual or otherwise) and if any of the aforesaid does arise or is asserted, Tenant will, promptly upon demand by Landlord and at Tenant's expense, cause same to be released.

11. ALTERATIONS. Tenant shall not make, or permit to be made, any alteration, improvement or addition to, or install, or permit to be installed, any fixture or equipment (other than desk top electrical equipment) in, the Premises without the prior written consent of Landlord; which in the case of non-structural alterations, improvements or additions shall not be unreasonably withheld or delayed by Landlord; provided, however, Tenant shall have the right, without the prior written consent of Landlord, to make non-structural, cosmetic alterations with an aggregate cost of less than Ten Thousand Dollars ($10,000.00) provided that Tenant notifies Landlord at least five (5) business days in advance of the nature and extent of such proposed alterations, and provided further, that any such alterations shall be made in a good and workmanlike manner and shall be made in accordance with the terms and conditions of this Lease and shall not affect any areas of the

                                                                   EXHIBIT 10.4

Building or the Complex other than the Premises. All such alterations, improvements and additions shall become the property of Landlord and shall, at Landlord's election, be (a) surrendered with the Premises as part thereof at the termination or expiration of the Term, without any payment, reimbursement or compensation therefor, or (b) removed by Tenant, at Tenant's expense, with all damage caused by such removal repaired by Tenant. Landlord's determination of Tenants obligation to remove any such alterations, improvements and additions shall, within ten (10) business days following comprehensive submission by Tenant to Landlord, be made by Landlord, provided adequate specifications as to such alterations, improvements and additions is submitted with Tenant's notification. Tenant may remove Tenant's trade fixtures, office supplies, movable office furniture and equipment provided such removal is made within five days after the expiration of the Term, no uncured Event of Default exists and Tenant promptly repairs all damage caused by such removal.

12. SPECIFICALLY PROHIBITED USES. Tenant will not (a) use, occupy or permit the use or occupancy of the Premises for any purpose or in any manner which is or may be, directly or indirectly, violate of any Legal Requirement, or dangerous to life or property, or a public or private nuisance or disruptive or obstructive of any other tenant of the Building, (b) keep, or permit to be kept, any substance in or conduct, or permit to be conducted, any operation from the Premises which might emit offensive odors or conditions into other portions of the Building, or make undue noise or create undue vibrations, (c) commit or permit to remain any waste to the Premises, (d) install or permit to remain any improvements to the Premises (other than window coverings which have first been approved by Landlord) which are visible from the outside of the Premises, or exceed the structural loads of floors or walls of the Building, or adversely affect the mechanical, plumbing or electrical systems of the Building or affect the structural integrity of the Building in any way, (e) install any food, soft drink or other vending machine (other than those for the exclusive, non-commercial use of Tenant and its business invitees) in the Premises or (f) commit, or permit to be committed, any action or circumstance in or about the Building which, directly or indirectly, would or might justify any insurance carrier in canceling or increasing the premium on the fire and extended coverage insurance policy maintained by Landlord on the Building or contents, and if any increase results from any act of Tenant, then Tenant shall pay such increase promptly upon demand therefor by Landlord.

13. ACCESS BY LANDLORD. Landlord, its employees, contractors, agents and representatives, shall have the right (and Landlord, for itself and such persons and firms, hereby reserves the right) to enter the Premises at all hours (a) to inspect, clean, maintain, repair, replace or alter the Premises or the Building,
(b) to show the Premises to prospective purchasers (or, during the last six (6) months of the Term, to prospective tenants), (c) to determine whether Tenant is performing its obligations hereunder and, if it is not, to perform same at Landlord's option and Tenant's expense or (d) for any other purpose deemed reasonable by Landlord. In an emergency, Landlord (and such persons and firms) may use any means to open any door into or in the Premises without any liability therefor. Entry into the Premises by Landlord or any other person or firm named in the first sentence of this Section 13 for any purpose permitted herein shall not constitute a trespass or an eviction (constructive or otherwise), or entitle Tenant to any abatement or reduction of Rent or constitute grounds for any claim (and Tenant hereby waives any claim) for damages for any injury to or interference with Tenant's business, for loss of occupancy or quiet enjoyment or for consequential damages.

14. CONDEMNATION. If all of the Complex is Taken, or if so much of the Complex is Taken that, in Landlord's reasonable opinion, the remainder cannot be restored to an economically viable, quality office building, or if the awards payable to Landlord as a result of any Taking are, in Landlord's reasonable opinion, inadequate to restore the remainder to an economically viable, quality office building, Landlord may, at its election, exercisable by the giving of written notice to Tenant within sixty (60) days after the date of the Taking,

                                                                   EXHIBIT 10.4

terminate this Lease as of the date of the Taking or the date Tenant is deprived of possession of the Premises (whichever is later). Except in the case of a temporary Taking, if any portion of the Premises or roof of the Building shall be the subject of a Taking so as to render any portion of the Premises unusable for Tenant's business, this Lease shall, at Tenants option, terminate. If this Lease is not terminated as result of a Taking, Landlord shall restore the Premises remaining after the Taking to the condition the Premises were in upon completion of the Landlord's Work, wear and tear and damages and alterations by the Tenant excepted, such restoration to be completed by Landlord within two hundred seventy (270) days from the date of the Taking; provided, however, in the event the Premises have not been restored to a Building Standard condition within two-hundred seventy (270) days, Tenant may, at its election, exercisable by the giving of written notice to Landlord within ten (10) days after the expiration of such two hundred seventy (270) day period, terminate this Lease. During the period of restoration, Base Rent shall be abated to the extent the Premises are rendered untenantable and, after the period of restoration, Base Rent and Tenant's Share shall be reduced in the proportion that the area of the Premises Taken or otherwise rendered untenantable bears to the area of the Premises just prior to the Taking. All awards, proceeds, compensation or other payments from or with respect to any taking of the Complex or any portion thereof shall belong to Landlord, Tenant hereby assigning to Landlord all of its right, title, interest and claim to same. Tenant may assert a claim for and recover from the condemning authority, but not from Landlord, such compensation as may be awarded on account of Tenant's moving and relocation expenses, and depreciation to and loss of Tenant's moveable personal property.

15.    CASUALTY.

       15.1 GENERAL. Tenant shall give prompt written notice to Landlord of any casualty to the Complex of which Tenant is aware and any casualty to the Premises. If the Complex or the Premises are totally destroyed, or if the Complex or the Premises are partially destroyed but in Landlord's opinion, they cannot be restored to an economically viable, quality office building within two hundred seventy (270) days from the date of such casualty, or if the insurance proceeds payable to Landlord as a result of any casualty are, in Landlord's reasonable opinion, inadequate to restore the portion remaining to an economically viable and quality office building, Landlord may, at its election exercisable by the giving of written notice to Tenant within sixty (60) days after the casualty, terminate this Lease as of the date of the casualty or the date Tenant is deprived of possession of the Premises (whichever is later). If this Lease is not terminated as a result of a casualty, Landlord shall (subject to Section 15.2) restore the Premises to a Building Standard condition; provided, however, in the event the Premises have not been restored to a Building Standard condition within two hundred seventy (270) days, Tenant may, at its election, exercisable by the giving of written notice to Landlord within ten (10) days after the expiration of such two hundred seventy (270) days period, terminate this Lease. During the period of restoration, Base Rent shall be abated to the extent the Premises are rendered untenantable and, after the period of restoration, Base Rent and Tenant's Share shall be reduced in the proportion that the area of the Premises remaining tenantable after the casualty bears to the area of the Premises just prior to the casualty.

       15.2 ACTS OF TENANT. Notwithstanding any provisions of this Lease to the contrary, if the Premises or the Complex are damaged or destroyed as a result of a casualty arising from the acts or omissions of Tenant, or any of Tenant's officers, directors, shareholders, partners, employees, contractors, agents, invitees or representatives which constitute gross negligence or willful misconduct, to the extent not waived pursuant to Section 17.2(a) Tenant's obligation to pay Rent and to perform its other obligations under this Lease shall not be abated, reduced or altered in any manner, (b) Landlord shall not be obligated to repair or restore the Premises or the Complex, and (c) subject to

                                                                   EXHIBIT 10.4

Section 17.2, Tenant shall be obligated, at Tenant's cost, to repair and restore the Premises or the Complex to the condition they were in just prior to the damage or destruction under the direction and supervision of, and to the satisfaction of, Landlord and any Landlord Mortgagee.

16.    SUBORDINATION AND ATTORNMENT.

       16.1 GENERAL. This Lease, Tenant's leasehold estate created hereby and all of Tenant's rights, titles and interests hereunder and in and to the Premises are subject and subordinate to any Mortgage presently existing upon all or any portion of the Complex. However, Landlord and Landlord's Mortgagee may, at any time upon the giving of written notice to Tenant and without any compensation or consideration being payable to Tenant, make this Lease, and the aforesaid leasehold estate and rights, titles and interests, superior to any Mortgage. Upon the written request by Landlord or by Landlord's Mortgagee to Tenant, and within five (5) days of the date of such request, and without any compensation or consideration being payable to Tenant, Tenant shall execute, have acknowledged and deliver a recordable instrument confirming that this Lease, Tenant's leasehold estate in the Premises and all of Tenant's rights, titles and interests hereunder are subject and subordinate (or, at the election of Landlord or Landlord's Mortgagee, superior) to the Mortgage benefiting Landlord's Mortgagee. Landlord shall use reasonable efforts to obtain a non-disturbance agreement reasonably satisfactory to Tenant from all existing deed of trust lienholders within thirty (30) days following the execution of this Lease.

       16.2 ATTORNMENT. Upon the written request of any person or party succeeding to the interest of Landlord under this Lease, Tenant shall automatically become the tenant of and attorn to such successor in interest without any change in any of the terms of this Lease. No successor in interest shall be (a) bound by any payment of Rent for more than one month in advance, except payments of security for the performance by Tenant of Tenant's obligations under this Lease, (b) subject to any offset, defense or damages arising out of a default or any obligations of any preceding Landlord, or (c) bound by any amendment of this Lease entered into after Tenant has been given written notice of the name and address of Landlord's Mortgagee and without the written consent of Landlord's Mortgagee or such successor in interest. The subordination, attornment and mortgage protection clauses of this Section 16 shall be self-operative and no further instruments of subordination, attornment or mortgagee protection need be required by any Mortgagee or successor in interest thereto. Nevertheless, upon the written request therefor and without any compensation or consideration being payable to Tenant, Tenant agrees to execute, have acknowledged and deliver such instruments as may be requested to confirm the same. Notwithstanding the foregoing, any instrument of subordination, attornment and non-disturbance shall be satisfactory to Landlord's Mortgagee, its successors and assigns.

17.    INSURANCE

       17.1 GENERAL. Tenant shall obtain and maintain throughout the Term the following policies of insurance:

              (a) fire and all risk insurance, with vandalism, malicious mischief and sprinkler leakage endorsements, on all of Tenant's personal property located in, and on all Non-Building Standard Items to, the Premises in an amount not less than eighty percent (80%) of the replacement cost thereof;

              (b) comprehensive general and contractual liability insurance against claims for personal injury, bodily injury, death and property damage occurring in or about the Premises, such insurance to afford protection to the limits of not less than $ 1,000,000 per occurrence;

                                                                   EXHIBIT 10.4

              (c) insurance required hereunder shall be written by companies licensed to do business in the State of Texas and shall have a minimum rating of A:VIII by Best's Key Rating Guide; and

              (d) such other policy or policies of insurance as Landlord may reasonably require.

Tenant shall deliver to Landlord, prior to the Commencement Date, certificates of such insurance and shall, at all times during the Term, deliver to Landlord upon request true copies of such insurance policies. The policy described in clause (b) shall (i) name Landlord as an addition insured, (ii) provide that it will not be canceled, reduced or non-renewed without thirty (30) days' prior written notice to Landlord, (iii) insure performance of the indemnities of Tenant contained in Section 18 and elsewhere in this Lease and (iv) be primary coverage, so that any insurance coverage obtained by Landlord shall be in excess thereto. Tenant shall deliver to Landlord certificates of renewal at least thirty (30) days before the expiration date of each such policy and copies of new policies at least thirty (30) days before terminating any such policies. All policies of insurance required to be obtained and maintained by Tenant shall be subject to the approval of Landlord as to terms, coverage, deductibles and issuer.

       17.2 WAIVER OF SUBROGATION. LANDLORD AND TENANT HEREBY WAIVE ALL CLAIMS, RIGHTS OF RECOVERY AND CAUSES OF ACTION THAT EITHER PARTY OR ANY PARTY CLAIMING BY, THROUGH OR UNDER SUCH PARTY MAY NOW OR HEREAFTER HAVE BY SUBROGATION OR OTHERWISE AGAINST THE OTHER PARTY OR AGAINST ANY OF THE OTHER PARTY'S OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS OR EMPLOYEES FOR ANY LOSS OR DAMAGE THAT MAY OCCUR TO THE COMPLEX, THE PREMISES, TENANT'S IMPROVEMENTS OR ANY OF THE CONTENTS OF ANY OF THE FOREGOING BY REASON OF FIRE OR OTHER CASUALTY, OR BY REASON OF ANY OTHER CAUSE (THUS INCLUDING SIMPLE NEGLIGENCE OF THE PARTIES HERETO OR THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS OR EMPLOYEES), THAT COULD HAVE BEEN INSURED AGAINST UNDER THE TERMS OF (A) IN THE CASE OF LANDLORD, THE STANDARD FIRE AND EXTENDED COVERAGE INSURANCE POLICIES AVAILABLE IN THE STATE WHERE THE COMPLEX IS LOCATED AT THE TIME OF THE CASUALTY AND (B) IN THE CASE OF TENANT, THE FIRE AND EXTENDED COVERAGE INSURANCE POLICY REQUIRED TO BE OBTAINED AND MAINTAINED UNDER SECTION 17.1. LANDLORD AND TENANT SHALL CAUSE AN ENDORSEMENT TO BE ISSUED TO THEIR RESPECTIVE INSURANCE POLICIES RECOGNIZINGTHIS WAIVER OF SUBROGATION.

       17.3 LANDLORD'S INSURANCE. Landlord, at all times during the term of this Lease, shall insure the Building (excluding any property which Tenant is obligated to insure under Section 17.1 hereof) against damage with all risk insurance (with replacement cost coverage) and comprehensive general public liability insurance, all in such amounts, and with such deductibles as are obtained by similarly situated landlords of office buildings comparable to the Building in the Quorum, Addison, Texas, submarket from time to time, including eighty percent (80%) replacement cost with twelve (12) months rent loss coverage. Notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided in this Lease, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord. Annually, upon the request of Tenant, a copy of a duly executed certificate of insurance reflecting Landlord's maintenance of the insurance required under this Section shall be delivered to Tenant.

18. INDEMNITY. SUBJECT TO SECTION 17.2, TENANT SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS LANDLORD AND LANDLORD'S OFFICERS, DIRECTORS, SHAREHOLDERS,

                                                                   EXHIBIT 10.4

PARTNERS AND EMPLOYEES FROM AND AGAINST, ALL LIABILITIES, OBLIGATIONS,
LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS (INCLUDING COURT COSTS AND REASONABLE ATTORNEYS' FEES) RESULTING FROM ANY INJURIES TO OR DEATH OF ANY PERSON OR DAMAGE TO ANY PROPERTY OCCURRING DURING THE TERM IN OR ABOUT THE PREMISES. TENANT SHALL NOT BE OBLIGATED TO INDEMNIFY LANDLORD AGAINST, AND TENANT DOES NOT WAIVE ANY CLAIMS ARISING OUT OF, LANDLORD'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. LANDLORD WILL INDEMNIFY AND HOLD TENANT HARMLESS FROM AND AGAINST ANY CLAIMS, LOSSES, DEMANDS, LIABILITIES, DAMAGES, AND EXPENSES (INCLUDING LEGAL FEES) RESULTING FROM ANY INJURIES TO OR DEATH OF ANY PERSON OR DAMAGE TO ANY PROPERTY OCCURRING DURING THE TERM IN OR ABOUT THE PREMISES, BUILDING OR COMPLEX
CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD, ITS AGENTS, SERVANTS, AND EMPLOYEES.

19. THIRD PARTIES; ACTS OF FORCE MAJEURE. Landlord shall have no liability to Tenant or to Tenant's officers, directors, shareholders, partners, employees, agents, contractors or invitees, for bodily injury, death, property damage, business interruption, loss of profits, loss of trade secrets or other direct or consequential damages occasioned by (a) the acts or omissions of any other tenant or such other tenant's officers, directors, shareholders, partners, employees, agents, contractors or other invitees within the Complex, (b) Force Majeure, (c) vandalism, theft, burglary and other criminal acts (other than those committed by Landlord and its employees), (d) water leakage, or (e) the repair, replacement, maintenance, damage, destruction or relocation of the Premises, except if caused by Landlord's gross negligence or willful misconduct. Nothing contained herein shall limit Landlord's obligations under this Lease, such as repair and maintenance.

20. SECURITY INTEREST. As security for Tenant's payment of Rent and performance of all of its other obligations under this Lease, Tenant hereby grants to Landlord a security interest in all fixtures, furniture, phones, computers and equipment of Tenant now or hereafter placed in the Premises. In no event shall the security interest apply to customer files, or books or records. Landlord, as secured party, shall be entitled to all of the rights, remedies and recourses afforded to a secured party under the Texas Uniform Commercial Code, which rights, remedies and recourses shall be cumulative of all other rights, remedies, recourses, liens and security interests afforded Landlord by law, equity or this Lease. Contemporaneously with the execution of this Lease, Tenant shall execute and deliver, as debtor, promptly upon request and without any compensation or consideration being payable to Tenant, such additional financing statement or statements as Landlord may request. However, Landlord may at any time file a copy of this Lease as a financing statement. So long as no Event of Default exists and upon five (5) days' prior written notice to Landlord, Tenant shall have the right to remove less than all or substantially all of its personal property from the Premises without Landlord's approval, including telephones, satellite dishes and related equipment and cabling. The foregoing security interest shall commence simultaneously with the expiration of the Letter of Credit described in Section 28.2, however brought about, and thereafter remain in effect.

21. CONTROL OF COMMON AREAS. Subject to the terms of Section 28.1, Landlord shall have the exclusive control over the Common Areas. Landlord may, from time to time, create different Common Areas, close or otherwise modify the Common Areas, and modify the Building Rules and Regulations with respect thereto.

22.    INTENTIONALLY DELETED.

                                                                   EXHIBIT 10.4

23. QUIET ENJOYMENT. Provided Tenant is not in default beyond any applicable notice and cure periods, if curable, under this Lease, Tenant shall and may peaceably and quietly have, hold, occupy, use and enjoy the Premises during the Term subject to the provisions of this Lease. Landlord shall warrant and forever defend Tenant's right to occupancy of the Premises against the claims of any and all persons whomsoever lawfully claiming the same or any part thereof, by, through or under Landlord, but not otherwise, subject to the provisions of this Lease.

24.    DEFAULT BY TENANT.

       24.1 EVENTS OF DEFAULT. Each of the following occurrences shall constitute an Event of Default (herein so called):

              (a) The failure of Tenant to pay Rent as and when due hereunder and the continuance of such failure for a period of five (5) days after written notice from Landlord to Tenant specifying the failure; provided, however, after Landlord has given Tenant written notice pursuant to this clause (a) on two (2) separate occasions in any single calendar year, Landlord shall not be required to give Tenant any further notice under this clause (a);

              (b) The failure of Tenant to perform, comply with or observe any other agreement, obligation or undertaking of Tenant, or any other term, condition or provision, in this Lease, and the continuance of such failure for a period of thirty (30) days after written notice from Landlord to Tenant specifying the failure and such additional time [but not to exceed ninety (90) days after such written notice from Landlord to Tenant], if any, as is reasonably necessary to cure such failure if such failure is of such a nature that it cannot reasonably be cured within such thirty (30) day period, provided that Tenant commences the curing of the same within such thirty (30) day period and diligently and continuously prosecutes the curing of the same in good faith and with due diligence;

              (c) The failure of Tenant to accept and move into the Premises following satisfaction by Landlord of the provisions contained in EXHIBIT D passage of the Commencement Date and Tenant's failure to enter into the Commencement Date agreement pursuant to Section 6.3 within thirty (30) days following submission thereof to Tenant by Landlord;

              (d) The filing of a petition by or against Tenant (the term "Tenant" also meaning, for the purpose of this clause (d), any guarantor of the named Tenant's obligations hereunder) (i) in any bankruptcy or other insolvency proceeding, (ii) seeking any relief under the Bankruptcy Code or any similar debtor relief law, (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease or (iv) to reorganize or modify Tenant's capital structure (and, in the event that such petition is filed against Tenant, that petition is not removed or set aside within sixty
       (60) days from the filing date thereof); and

              (e) The admission by Tenant in writing that it cannot meet its obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors.

       24.2 REMEDIES OF LANDLORD. Upon any Event of Default, Landlord may, at Landlord's option and in addition to all other rights, remedies and recourses afforded Landlord hereunder or by law or equity, do any one or more of the following:

              (a) Terminate this Lease by the giving of written notice to Tenant, in which event Tenant shall pay to Landlord the sum of (i) all Rent and other amounts accrued hereunder to the

                                                                   EXHIBIT 10.4

       date of termination, (ii) all amounts due under Section 24.3 and (iii) liquidated damages in an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the prime lending rate (or equivalent rate, however denominated) in effect on the date of termination at the largest national bank in the state where the Complex is located minus
       (B) the then present fair rental value of the Premises for such period, similarly discounted.

              (b) Terminate Tenant's right to possession of the Premises without terminating this Lease by the giving of written notice to Tenant, in which event Tenant shall pay to Landlord (i) all Rent and other amounts accrued hereunder to the date of termination of possession, (ii) all amounts due from time to time under Section 24.3 and (iii) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during said period. Reentry by Landlord in the Premises will not affect the obligations of Tenant hereunder for the unexpired Term. Landlord may bring action against Tenant to collect amounts due by Tenant on one or more occasions, without the necessity of Landlord's waiting until expiration of the Term. If Landlord elects to proceed under this Section 24.2(b), it may at any time elect to terminate this Lease pursuant to Section 24.2(a).

              (c) Without notice, alter any and all locks and other security devices at the Premises without being obligated to deliver new keys to the Premises, unless Tenant has cured all Events of Default before Landlord has terminated this Lease under Section 24.2(a) or has entered into a lease to relet all or a portion of the Premises.

              (d) If an Event of Default specified in Section 24.1 (c) occurs, Landlord may remove and store any property that remains on the Premises, and, if Tenant does not claim such property within ten (10) days after Landlord has delivered to Tenant notice of such storage, Landlord may appropriate, sell, destroy, or otherwise dispose of the property in question without notice to Tenant or any other person and without any obligation to account for such property.

       24.3 PAYMENT BY TENANT. Upon any Event of Default, Tenant shall also pay to Landlord all costs and expenses incurred by Landlord, including court costs and reasonable attorneys' fees, in (a) retaking or otherwise obtaining possession of the Premises, (b) removing and storing Tenant's or any other occupant's property, (c) repairing, restoring, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants (which amount Landlord agrees shall not exceed $12.00 per square foot), (d) reletting all or any part of the Premises, (e) paying or performing the underlying obligation which Tenant failed to pay or perform and (f) enforcing any of Landlord's rights, remedies or recourses arising as a consequence of the Event of Default.

       24.4 RELETTING. Upon termination of this Lease or upon termination of Tenant's right to possession of the Premises, Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different than the Term, rental concessions, and alterations to, and improvements of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or collect rent due in respect of such reletting. Tenant shall not be entitled to the excess of any rent obtained by reletting over the Rent herein reserved.

       24.5 LANDLORD'S RIGHT TO PAY OR PERFORM. Upon an Event of Default, Landlord may, but without obligation to do so and without thereby waiving or curing such Event of Default, pay or perform

                                                                   EXHIBIT 10.4

the underlying obligation for the account of Tenant, and enter the Premises and expend the Security Deposit for such purpose.

       24.6 NO WAIVER. No Implied Surrender, Provisions of this Lease may only be waived by the party entitled to the benefit of the provision evidencing the waiver in writing. Thus, neither the acceptance of Rent by Landlord following an Event of Default (whether known to Landlord or not), nor any other custom or practice followed in connection with this Lease, shall constitute a waiver by Landlord of such Event of Default or any other Event of Default. Further, the failure by Landlord to complain of any action or inaction by Tenant, or to assert that any action or inaction by Tenant constitutes (or would constitute, with the giving of notice and the passage of time) an Event of Default, regardless of how long such failure continues, shall not extinguish, waive or in any way diminish the rights, remedies and recourses of Landlord with respect to such action or inaction. No waiver by Landlord of any provision of this Lease or of any breach by Tenant of any obligation of Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision hereof. Landlord's consent to any act by Tenant requiring Landlord's consent shall not be deemed to render unnecessary the obtaining of Landlord's consent to any subsequent act of Tenant. No act or omission by Landlord (other than Landlord's execution of a document acknowledging such surrender) or Landlord's agents, including the delivery of the keys to the Premises, shall constitute an acceptance of a surrender of the Premises.

25. DEFAULTS BY LANDLORD. Landlord shall not be in default under this Lease, and Tenant shall not be entitled to exercise any right, remedy or recourse against Landlord or otherwise as a consequence of any alleged default by Landlord under this Lease, except as expressly set forth herein, unless Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty (30) days after Tenant gives Landlord and (provided that Tenant shall have been given the name and address of Landlord's Mortgagee) Landlord's Mortgagee written notice thereof specifying, with reasonable particularity, the nature of Landlord's failure. If, however, the failure cannot reasonably be cured within the thirty (30) day period, Landlord shall not be in default hereunder if Landlord or Landlord's Mortgagee commences to cure the failure within the thirty (30) days and thereafter pursues the curing of same diligently to completion. If Tenant recovers a money judgment against Landlord for Landlord's default of its obligations hereunder or otherwise, the judgment shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be satisfied only out of the interest of Landlord in the Complex as the same may then be encumbered, and Landlord shall not otherwise be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Complex. The foregoing shall not limit any right that Tenant might have to obtain specific performance of Landlord's obligations hereunder.

26. RIGHT OF REENTRY. Upon the expiration or termination of the Term for whatever cause, or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately, quietly and peaceably surrender to Landlord possession of the Premises in "broom clean" and good order, condition and repair, except only for ordinary wear and tear, damage by casualty not covered by Section 15.2 and repairs to be made by Landlord pursuant to Section 15.1. If Tenant fails to surrender possession as herein required, Landlord may, without giving Tenant prior notice to vacate the Premises or any other notice, initiate any and all legal action as Landlord may elect to dispossess Tenant and all of its property, and all persons or firms claiming by, through or under Tenant and all of their property, from the Premises, and may remove from the Premises and store (without any liability for loss, theft, damage or destruction thereto) any such property at Tenant's cost. While Tenant remains in possession of the Premises after such expiration, termination or exercise by Landlord of its re-entry right, Tenant shall be deemed to be occupying tile Premises as a tenant-at-sufferance, subject to all of the obligations of Tenant under this Lease, except that the daily Rent shall

                                                                   EXHIBIT 10.4

be twice the per day Rent in effect immediately before such expiration, termination or exercise by Landlord; provided, that if Tenant provides notice to Landlord no less than six (6) months prior to the scheduled expiration date of this Lease that Tenant desires to holdover for a term of six (6) months, then the daily rent shall be one hundred seventy-five percent (175%) of the per day rent in effect immediately before such expiration, termination or exercise by Landlord, and Tenant shall be entitled to holdover for a period not to exceed six (6) months. No such holding over shall extend the Term and no further notice to Landlord by Tenant shall extend Tenant's permitted occupancy of the Premises. If Tenant fails to surrender possession of the Premises in the condition herein required, Landlord may, at Tenant's expense, restore the Premises to such condition.

27.    MISCELLANEOUS.

       27.1 INDEPENDENT OBLIGATIONS. The obligations of Tenant to pay Rent and to perform the other undertakings of Tenant hereunder constitute independent unconditional obligations to be performed at the times specified hereunder, regardless of any breach or default by Landlord hereunder. Tenant shall have no right, and Tenant hereby waives and relinquishes all rights which Tenant might otherwise have, to claim any nature of lien against the Complex or, except as otherwise expressly provided for herein, to withhold, deduct from or offset against any Rent or other sums to be paid to Landlord by Tenant.

       27.2 TIME OF ESSENCE. Time is of the essence with respect to each date or time specified in this Lease by which an event is to occur.

       27.3 APPLICABLE LAW. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. ALL MONETARY AND OTHER OBLIGATIONS OF LANDLORD AND TENANT ARE PERFORMABLE IN THE COUNTY WHERE THE COMPLEX IS LOCATED.

       27.4 ASSIGNMENT BY LANDLORD. Landlord shall have the right to assign, in whole or in part, any or all of its rights, titles or interests in and to the Complex or this Lease and, upon any such assignment, (i) Landlord shall be relieved of all unaccrued liabilities and obligations hereunder to the extent of the interest so assigned, and (ii) to the extent assignable, Landlord shall assign the Letter of Credit described in Section 28 or any Security Deposit remaining hereunder to its successors and assigns. To the extent the Letter of Credit described in Section 28.2 is not assignable, Tenant will cooperate promptly to secure a replacement Letter of Credit issued for the benefit of Landlord's successors and assigns.

       27.5 COMMENCEMENT DATE AND ESTOPPEL CERTIFICATES. From time to time at the request of Landlord or Landlord's Mortgagee, Tenant will promptly and without compensation or consideration execute, have acknowledged and deliver a certificate stating (a) the Commencement Date and the date of expiration of the Term, (b) the rights (if any) of Tenant to extend the Term or to expand the Premises, (c) the Rent (or any components of the Rent) currently payable hereunder, (d) whether this Lease has been amended in any respect and, if so, submitting copies of or otherwise identifying the amendments, (e) whether, within the knowledge of Tenant, there are any existing breaches or defaults by Landlord hereunder and, if so, stating the defaults with reasonable particularity and (f) such other information pertaining to this Lease as Landlord or Landlord's Mortgagee may reasonably request.

       27.6 SIGNS, BUILDING NAME AND BUILDING ADDRESS. Landlord may, from time to time at its discretion, maintain any and all signs anywhere in the

                                                                   EXHIBIT 10.4

Complex, and to change the name and street address of the Complex. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant from the Premises.

       27.7 NOTICES. All notices and other communications given pursuant to this Lease shall be in writing and shall either be mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, and addressed as set forth in this Section 27.7, or delivered in person to the intended addressee, or sent by prepaid telegram, cable or telex followed by a confirmatory letter. Notice mailed in the aforesaid manner shall become effective three (3) business days after deposit; notice given in any other manner, and any notice given to Landlord, shall be effective only upon receipt by die intended addressee. Each party shall have the continuing right to change its address for notice hereunder by the giving of fifteen (15) days' prior written notice to the other party in accordance with this Section 27.7. All payments should be made payable to CarrAmerica Realty, L. P. t/a Quorum Place and delivered to P.O. Box 100899, Atlanta, Georgia 30384-0899, or wired to CarrAmerica Realty, L.P. t/a Quorum Place, Acct. No. 3255807887, ABA# 061-000-0052 at NationsBank of Georgia.

              Landlord:
              CarrAmerica Realty, L.P.
              14901 Quorum Drive, Suite 180
              Dallas, Texas 75240
              Attn: Property Manager

              With a copy to:
              CarrAmerica Realty, L.P.
              1700 Pennsylvania Avenue, N.W.
              Suite 700
              Washington, DC 20006
              Attn: Lease Administration

              Tenant:
              ObjectSpace, Inc.
              14881 Quorum Drive, Suite 400
              Dallas, Texas 75240
              Attn: John W. Pritchett, Chief Financial Officer

       27.8 ENTIRE AGREEMENT, AMENDMENT AND BINDING EFFECT. This Lease constitutes the entire agreement between Landlord and Tenant relating to the subject matter hereof and all prior agreements relative hereto which are not contained herein are terminated. This Lease may be amended only by a written document duly executed by Landlord and Tenant (and, if a Mortgage is then in effect, by the Landlord's Mortgagee entitled to the benefits thereof), and any alleged amendment which is not so documented shall not be effective as to either party. The provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns; provided, however, that this Section 27.8 shall not negate, diminish or alter the restrictions on Transfers applicable to Tenant set forth elsewhere in this Lease.

       27.9 SEVERABILITY. This Lease is intended to be performed in accordance with and only to the extent permitted by all Legal Requirements. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Lease and the application of such provision to other

                                                                   EXHIBIT 10.4

persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

       27.10 NUMBER AND GENDER, CAPTIONS AND REFERENCES. As the context of this Lease may require, pronouns shall include natural persons and legal entities of every kind and character, the singular number shall include the plural and the neuter shall include the masculine and the feminine gender. Section headings in this Lease are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define any section hereof. Whenever the terms "hereof", "hereby", "herein", "hereunder" or words of similar import are used in this Lease, they shall be construed as referring to this Lease in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular "Section" shall be construed as referring to the indicated section of this Lease.

       27.11 ATTORNEYS' FEES. If either party hereto initiates any litigation against the other party relating to this Lease, the prevailing party shall be entitled to recover, in addition to all damages allowed by law and other relief, all court costs and reasonable attorneys' fees incurred in connection with such litigation.

       27.12 BROKERS. Tenant and Landlord hereby warrant and represent unto the other that it has not incurred or authorized any brokerage commission, finder's fees or similar payments in connection with this Lease, other than that which is due to Glenhurst Realty Advisors, Inc. and The Staubach Company, which payment shall be paid Landlord. Each party shall defend, indemnify and hold the other harmless from and against any claim for brokerage commission, finder's fees or similar payment arising by virtue of authorization of such party, or any Affiliate of such party, in connection with this Lease.

       27.13 INTEREST ON TENANT'S OBLIGATIONS. Following the lapse of any applicable cure periods set forth herein, any amount due from Tenant to Landlord which is not paid when due shall bear interest at the maximum rate allowed by law from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default in payment.

       27.14 AUTHORITY. Tenant warrants and represents to Landlord that (a) Tenant is a duly organized and existing legal entity, in good standing in the State of Texas, (b) Tenant has full right and authority to execute, deliver and perform this Lease, (c) the person executing this Lease on behalf of Tenant was authorized to do so and (d) upon request of Landlord, such person will deliver to Landlord satisfactory evidence of his or her authority to execute this Lease on behalf of Tenant.

       27.15 RECORDING. Neither this Lease (including any Exhibit hereto) nor any memorandum hereof shall be recorded without the prior written consent of Landlord.

       27.16 EXHIBITS. All Exhibits and written addenda hereto are incorporated herein for any and all purposes.

       27.17 MULTIPLE COUNTERPARTS. This Lease may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one instrument.

                                                                   EXHIBIT 10.4

28.    SPECIAL PROVISIONS

       28.1   ROOF RIGHTS.

              (a) Tenant shall have the non-exclusive right to install, operate, and maintain at its sole expense, a maximum of one (1) 6-foot satellite dish and other related equipment, which related equipment shall not exceed thirty (30) pounds (collectively, the "Communications Equipment"), in an area on the roof of the Building designated by Landlord, which area shall be encompassed by a four foot (4') radius measured from the center of such Communications Equipment (the "Roof Space"), to use in connection with Tenant's business in the Premises; provided, however, that none of such installations of Communications Equipment may be visible at the ground level in the vicinity of the Building. Tenant's use of the Roof Space pursuant to this Section will be without charge to Tenant during the Lease Term.

              (b) Tenant shall have access to the roof and Tenant's equipment relating to the Communications Equipment at all times throughout the Lease Term, such right to be limited to authorized engineers of Tenant or persons under Tenant's direct supervision and subject to the Building Rules and Regulations. During normal business hours (for purposes hereof, between 8:00 a.m. and 5:00 p.m., Monday through Friday), Tenant must notify Building personnel of Tenant's need to gain access to the Building roof Building personnel must escort Tenant to the roof access. During requested after-hours access, Tenant's personnel must be accompanied by Building personnel and Tenant will be billed at a rate of $35.00 per hour for scheduled maintenance with a three (3) hour minimum for unscheduled call-backs.

              (c) Tenant's Communications Equipment, and the associated wiring thereto, shall be installed in accordance with plans and specifications approved by Landlord by contractors selected and employed by Tenant. The installation, operation and maintenance of Tenant's Communications Equipment will in no way damage the Building, interfere with users already on or in the Premises, or interfere with Landlord's maintenance of the Premises. Tenant shall cause all of Tenant's communications from the roof of the Building and Tenant's Communications Equipment to comply with Legal Requirements. Landlord and its representatives agree to cooperate with Tenant in connection with obtaining satellite permits, licenses, zoning variances, special use permits or other authorizations necessary for Tenants use of the above-described satellite dishes, provided that such permits, licenses, variances or special use permits do not increase Landlord's obligations hereunder or thereunder, and Landlord shall not be required to expend any money in connection therewith. Electrical power will be supplied by Landlord and paid for by Tenant. All work relating to the Communications Equipment shall be coordinated with Landlord's roofing contractor so as not to adversely affect any warranties in respect of the roof. The maintenance and operation of Tenant's Communications Equipment shall be accomplished at Tenant's sole expense by Tenant or contractors selected and employed by Tenant.

              (d) Landlord will not be liable for the failure of Tenant's Communications Equipment to work, regardless of the cause of such failure; nor shall Landlord be liable for any interference with the reception of the antennas that may result from future construction in or around the Building. Landlord will not be liable for any failure of the Communications Equipment or the functionality thereof due to temporary interruptions of electricity and/or routine Building maintenance and repairs. Prior to allowing any other tenant to install equipment on the roof within a ten foot (10') radius from the center of Tenant's existing Communications Equipment, Landlord agrees to consult with Tenant to ensure the functionality of Tenant's Communications Equipment is not diminished by such additional installation. Landlord reserves the right to require Tenant to relocate the Communications Equipment a maximum of two (2) times during the Term, provided there is adequate space on the roof of the Building which will not diminish the functionality of Tenant's Communications Equipment. In the event the relocation

                                                                   EXHIBIT 10.4

       of the Communications Equipment is required to accommodate another tenant Landlord agrees to reimburse Tenant for the actual cost of such relocation and any repairs required at the original Roof Space to restore same to its original condition.

              (e) Tenant agrees that its indemnification of Landlord contained in Section 18 shall also apply to the Roof Space and Communications Equipment. Furthermore Tenant agrees that the insurance requirements described in Section 17 shall also apply to the Roof Space and Communications Equipment.

              (f) Any Communications Equipment installed on the roof by Tenant and any connecting wiring to the Premises shall remain Tenant's property notwithstanding attachment to the Building, may be removed by Tenant at any time, and shall be removed by Tenant at the conclusion of the Lease Term with Tenant restoring any damage to the Roof Space, or elsewhere in or on the Building, which may have been caused by the installation or its removal. Transfers to Tenant's Affiliates of ownership in and/or use of the Communications Equipment shall be governed by the provisions of Section 10.

       28.2 SECURITY DEPOSIT: LETTER OF CREDIT. To secure payment and performance of Tenant's obligations under this Lease, Tenant shall cause an irrevocable, unconditional Letter of Credit (the "Letter of Credit") in an amount equal to Five Hundred Seventy-Four Thousand Nine Hundred Thirteen and 72/100 Dollars ($574,913.72) in form and substance satisfactory to Landlord from a financial institution acceptable to Landlord in its discretion to be issued to and naming Landlord as the beneficiary within five (5) days of the execution date of this Lease. Tenant's failure to deliver the Letter of Credit as provided above shall, at Landlord's election, cause this Lease to terminate and neither Landlord nor Tenant shall have any further obligations hereunder; it being understood that the construction contemplated in the Work Letter, and any preparation therefor on Landlord's part, will not commence until Landlord has received such Letter of Credit. The initial term of the Letter of Credit shall be for the period commencing on the execution date of this Lease and expiring on the first (1st) anniversary of such execution date. Thereafter, the Letter of Credit shall be automatically extended, with notice thereof forwarded to Landlord by the issuer of such Letter of Credit no less than twenty (20) days prior to the scheduled expiration date for such Letter of Credit, for two (2) successive one (1) year terms. Landlord shall have the right to immediately present the Letter of Credit for payment upon an Event of Default or in the event the original Letter of Credit or the first renewal thereof are not automatically renewed on or before twenty (20) days from their respective expiration dates. Notwithstanding anything contained herein to the contrary, Tenant shall be entitled to request that Landlord substitute a new letter of credit for the existing Letter of Credit from time to time but not more often than once per month, which new letter of credit shall be in form and substance satisfactory to Landlord from a financial institution acceptable to Landlord in its discretion and expiring on the same date as the Letter of Credit. The aggregate amount of the new letter of credit may be decreased by an amount equal to Twenty-Five Thousand Dollars ($25,000.00) per month for each month (commencing with the Commencement Date until the date of the delivery of the new letter of credit) that no Event of Default has occurred under this Lease. Tenant covenants and agrees that no less than sixty (60) days prior to the third (3rd) anniversary of the execution date hereof, Tenant shall deliver a cash security deposit in an amount equal to Fifty Thousand Eight Hundred Thirty-Five Dollars ($50,835.00) as a Security Deposit for the full and timely payment and performance by Tenant of its obligations under this Lease. Landlord may apply any or all of the Security Deposit towards the payment of Any sum or the performance of any obligation which Tenant was obligated, but failed, to pay or perform hereunder. The Security Deposit shall not be considered an advance payment of Rent by Tenant or a measure of or a limit to Landlord's damages upon an Event of Default.

                                                                   EXHIBIT 10.4

       28.3 RULES AND REGULATIONS. Tenant shall comply with the Building Rules and Regulations attached hereto, as the same may be amended or promulgated by Landlord from time to time. However, the Rules and Regulations may not be amended or modified in any way which would impose additional material economic obligations upon Tenant. The terms of this Lease shall control over any conflict with rules and regulations.

       28.4 CONSENTS. Unless otherwise provided herein, all consents or approvals required or permitted of Landlord hereunder shall not be unreasonably withheld.

       TENANT ACKNOWLEDGES THAT, EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN, LANDLORD HAS MADE NO WARRANTIES TO TENANT AS TO THE CONDITION OF THE PREMISES, EITHER EXPRESS OR IMPLIED, AND LANDLORD ANDTENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE.

       EXECUTED as of the date and year above first written.

                     TENANT:       OBJECTSPACE, INC.,
                                   a Texas corporation


                                   By:  /s/ JOHN W. PRITCHETT
                                       -------------------------------------
                                        Name:  John W. Pritchett
                                              ------------------------------
                                        Title: Chief Financial Officer
                                              ------------------------------


                     LANDLORD:     CARRAMERICA REALTY, L.P., a Delaware limited
                                   partnership

                                   By:  CarrAmerica, Realty GP Holdings, Inc.,
                                        a Delaware corporation, its General
                                        Partner


                                   By:  /s/  ROBERT E. PETERSON
                                       -------------------------------------
                                        Name:  Robert E. Peterson
                                              ------------------------------
                                        Title: Regional Managing Director
                                              ------------------------------

                                                                   EXHIBIT 10.4

                                    EXHIBIT INDEX


Exhibit A:           Glossary

Exhibit B:           Floor Plan

Exhibit C:           Rules and Regulations

Exhibit D:           Work Letter

Exhibit E:           Property Legal Description

Exhibit F:           First Right of Refusal Space

Exhibit G:           Renewal Options

Exhibit H:           Air Conditioning and Heating Specifications

                                                                   EXHIBIT 10.4

                                     EXHIBIT A

GLOSSARY OF DEFINED TERMS

       1      "ADDENDUM" shall mean the Addendum, if any, attached to this
Lease.

       2. "AFFILIATE" shall mean a person or party who or which controls, is controlled by or is under common control with another person or party.

       3. "BUILDING" shall mean that certain nine (9) floor office building and garage structure constructed on the Land, the street address of which is 14901 Quorum Drive, Dallas, Texas, and is more particularly described in the deed recorded in Volume 95223, Page 1085 of the Deed Records of Dallas County, Texas. The term "Building" shall include all fixtures and appurtenances in and to the aforesaid structure, including specifically but without limitation all above grade walkways and all electrical, mechanical, plumbing, security, elevator, boiler, HVAC, telephone, water, gas, storm sewer, sanitary sewer and all other utility systems and connections, all life support systems, sprinklers, smoke detection and other fire protection systems, and all equipment, machinery, shafts, flues, piping, wiring, ducts, duct work, panels, instrumentation and other appurtenances relating thereto.

       4. "BUILDING OPERATING HOURS" shall mean 7:00 a.m. to 6:30 p.m. Monday through Friday and Saturday 8:00 a.m. to 1:00 p.m., exclusive of Sundays and Holidays.

       5. "BUILDING RULES AND REGULATIONS" shall mean the rules and regulations governing the Complex promulgated by Landlord from time to time. The current Building Rules and Regulations maintained by Landlord are attached as EXHIBIT C hereto.

       6. "BUILDING STANDARD" when applied to air item, shall mean such item as has been designated by Landlord (orally or in writing) as generally applicable throughout the leased portions of the Building.

       7      "COMMENCEMENT DATE" shall mean the date of the commencement of the
Term, as determined pursuant to Section 6.3, with respect to the Premises. However, in the event the Commencement Date for the portion of the Premises other than the Ground Floor Premises differs from the Commencement Date for the Ground Floor Premises, the earlier of such dates shall be determinative of the Term.

       8. "COMMON AREAS" shall mean all areas and facilities within the Complex which have been constructed and are being maintained by Landlord for the common, general, non-exclusive use of all tenants in the Building, and shall include restrooms, lobbies, corridors, service areas, elevators, stairs and stairwells, the Parking Facility, driveways, loading areas, ramps, walkways and landscaped areas.

       9. "COMPLEX" shall mean the Land and all improvements thereon, including the Building and the Parking Facility.

       10. "EXPENSE STOP" shall mean that portion of the Operating Expenses, expressed in terms of dollars per square foot of Net Rentable Area per Fiscal Year, which will be deducted from the computation of Additional Rent. Unless changed by mutual agreement of the parties, the "Expense Stop" shall be equal to the actual operating expenses per rentable square foot for the 1997 calendar year.

                                                                   EXHIBIT 10.4

       11. "FISCAL YEAR" shall mean the fiscal year (or portion thereof) of Landlord as elapses during the Term. The Fiscal Year currently commences on January 1; however, Landlord may change the Fiscal Year at any time or times.

       12. "FORCE MAJEURE" shall mean the occurrence of any event which hinders, prevents or delays the performance by Landlord of any of its obligations hereunder and which is beyond the reasonable control of Landlord.

       13. "HOLIDAYS" shall mean (a) New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, (b) other days on which national or state banks located in the state where the Complex is located must or may close for ordinary operations and (c) other days which are commonly observed as holidays by the majority of tenants of the Building. If the Holiday occurs on a Saturday or Sunday, the Friday preceding or the Monday following may, at Landlord's discretion, be observed as a Holiday.

       14. "HVA" shall mean the heating, ventilation and air conditioning systems in the Building.

       15. "IMPOSITIONS" shall mean (a) all real estate, personal property, rental, water, sewer, transit, use, occupancy and other taxes, assessments, charges, excises and levies (including any interest, costs or penalties with respect thereto), general and special, ordinary and extraordinary, foreseen and unforeseen of any kind and nature whatsoever which are assessed, levied, charged or imposed upon or with respect to the Complex, or any portion thereof, or the sidewalks, streets or alley ways adjacent thereto, or the ownership, use, occupancy or enjoyment thereof, and (b) all charges for any easement, license, permit or agreement maintained for the benefit of the Complex. "Impositions" shall not include income taxes, estate and inheritance taxes, excess profit taxes, franchise taxes, taxes imposed on or measured by the income of Landlord from the operation of the Complex, and taxes imposed on account of the transfer of ownership of the Complex or the Land. If any or all of the Impositions be discontinued and, in substitution therefor, taxes, assessments, charges, excises or impositions be assessed, levied, charged or imposed wholly or partially on the Rents received or payable hereunder (a "SUBSTITUTE IMPOSITION"), then the Substitute Imposition shall be deemed to be included within the term "IMPOSITIONS".

       16. "LAND" shall mean the real property on which the Building is constructed and which is further described in EXHIBIT E hereto.

       17. "LANDLORD'S MORTGAGEE" shall mean the mortgagee of any mortgage, the beneficiary of any deed of trust, the pledgee of any pledge, the secured party of any security interest, the assignee of any assignment and the transferee of any other instrument of transfer (including the ground lessor of any ground lease on the Land) now or hereafter in existence on all or any portion of the Complex, and their successors, assigns and purchasers.
"MORTGAGE" shall mean any such mortgage, deed of trust, pledge, security agreement, assignment or transfer instrument, including all renewals, extensions and rearrangements thereof and of all debts secured thereby.

       18. "LANDLORD'S WORK" shall mean all improvements, components, assemblies, installations, finish, labor, materials and services that Landlord is required to furnish, install, perform, provide or apply to the Premises as specified in the Work Letter.

       19. "PREMISES" shall mean the area leased by Tenant pursuant to this Lease as outlined on the floor plan drawing attached as EXHIBIT B hereto and all other space added to the Premises pursuant to the terms of this Lease. The Premises includes the space between the top surface of the floor slab of the

                                                                   EXHIBIT 10.4

outlined area and the finished surface of the ceiling immediately above. "GROUND FLOOR PREMISES" shall mean the portion of the Premises comprising 8,606 square feet located on the ground floor of the Building.

       20. "LEGAL REQUIREMENTS" shall mean any and all (a) judicial decisions, orders, injunctions, writs, statutes, rulings, rules, regulations, promulgations, directives, permits, certificates or ordinances of any governmental authority in any way applicable to Tenant or the Complex, including but not limited to the Building Rules and Regulations, zoning, environmental and utility conservation matters, (b) requirements imposed on Landlord by any Landlord's Mortgagee, (c) insurance requirements and (d) other documents, instruments or agreements (written or oral) relating to the Complex or to which the Complex may be bound or encumbered.

       21. "NET RENTABLE AREA" whether of the Premises or the Complex shall mean the area determined pursuant to the American National Standard Method for measuring floor space in office buildings, as set forth in American National Standard's Institute publication Z65.1-1980 and as, from time to time, revised. Landlord and Tenant hereby stipulate that, unless and until revised by virtue of the application of the standards set forth in said publication or in a revised publication, the Net Rentable Area of the Premises shall be 28,606 square feet and the Net Rentable Area of the Building shall be 174,159 square feet.

       22. "OPERATING EXPENSE" shall mean all costs and expenses which Landlord pays or accrues by virtue of the ownership, use, management, leasing, maintenance, service, operation, insurance or condition of the Complex during a particular Fiscal Year or portion thereof as determined by Landlord or its certified public accountants in accordance with generally accepted accounting principles PLUS (in instances where the Building was not fully occupied for the entire period in question) all additional costs and expenses which Landlord or such accountant reasonably determines Landlord would have paid or accrued during such period if the Building has been fully occupied (defined as ninety-five percent (95%) occupied]. "OPERATING EXPENSES" shall include, but shall not be limited to, the following to the extent they relate to the Complex:

              (a)    all Impositions and other governmental charges;

              (b) all insurance premiums charged for policies obtained by Landlord, which may include without limitation, at Landlord's election,
       (i) fire and extended coverage insurance including earthquake, windstorm, hail, explosion, riot, strike, civil commotion, aircraft, vehicle and smoke insurance, (ii) public in liability and property damage insurance,
       (iii) elevator insurance, (iv) workmen's compensation insurance for the employees covered by clause (h), (v) boiler, machinery, sprinkler, water damage, legal liability, burglary, hold-up, fidelity and pilferage insurance, (vi) rental loss insurance and (vii) such other insurance as Landlord may elect to obtain;

              (c) all customary and reasonable deductible amounts incurred in any Fiscal Year relating to an insurable loss;

              (d)    all maintenance, repair, replacement and painting costs;

              (e) all janitorial, custodial, cleaning, washing-, landscaping, landscape maintenance, trash removal and pest control costs;

              (f)    all security costs;

                                                                   EXHIBIT 10.4

management of the Complex by Landlord or an Affiliate of Landlord, reasonably allocated based on time actually spent on the Project as opposed to other projects;

              (i) all costs of leasing or purchasing supplies, tools, equipment and materials;

              (j) all management fees and other charges for management services (including, without limitation, travel and related expenses), whether provided by an independent management company, by Landlord or by an Affiliate of Landlord;

              (k) all fees and other charges paid under all maintenance and service agreements, including but not limited to window cleaning, elevator and HVAC maintenance;

              (1)    all legal, accounting and auditing fees and expenses; and

              (m) amortization of the cost of acquiring, financing and installing capital items which are intended to reduce (or avoid increases in) operating expenses, but only to the extent of the reduction or avoidance, or which are required by a governmental authority. Such costs shall be amortized over the reasonable life of the items in accordance with generally accepted accounting principles, but not beyond the reasonable life of the Building.

"OPERATING EXPENSES" shall not include (i) expenditures classified as capital expenditures for federal income tax purposes except as set forth in clause (m),
(ii) costs for which Landlord is entitled to specific reimbursement by Tenant, by any other tenant of the Building or by any other third party, (iii) allowances specified in the Work Letter for expenses incurred by Landlord for improvements to the Premises, (iv) leasing commissions, and all non-cash expenses (including depreciation), except for the amortized costs specified in clause (in), (v) land or ground rent if applicable, (vi) debt service on any indebtedness secured by the Complex (except debt service on indebtedness to purchase or pay for items specified as permissible "OPERATING EXPENSES" under clause (a) through (m)], (vii) costs of repairs, restoration, replacements or other work occasioned by the exercise by a governmental authority of the right of eminent domain to the extent to which the actual cost for such repairs, restoration, replacements or other occasioned thereby is compensated by such authority; (viii) attorneys' fees, costs, disbursements and other expenses incurred in connection with negotiations or disputes with tenants, prospective tenants, management agents, purchasers or mortgagees of the Building; (ix) allowances, concessions and other costs and expenses incurred in completing, renovating or otherwise improving, decorating or redecorating space for tenants, or prospective tenants, or vacant, leasable space in the Complex; (x) any cost that should be capitalized in accordance with generally accepted accounting principles except capital improvements as set forth in clause (m); (xi) costs incurred in connection with the sale, financing, refinancing, mortgaging, selling or change of ownership of the Building; (xii) costs or expenses of utilities directly metered to tenants of the Building and payable separately by such tenants and costs of additional electrical equipment installed in premises of other tenants of the Building and costs of electricity consumed through such additional electrical equipment, whether or not such costs are payable by such other tenants, and the costs of heating, ventilating and air-conditioning services provided to other tenants of the Building during hours other than Building standard hours, whether or not such costs are payable by such other tenants; (xiii) costs of repairs, restoration, replacements or other work occasioned by the gross negligence or intentional tort of Landlord, or any representative, employee, agent or affiliate of Landlord; (xiv) costs of repairing, replacing or otherwise correcting warrantied defects in construction of Tenant Improvements and leasehold improvements of other tenants of the Building; (xv) costs or expenses relating to another tenant's space which were incurred in rendering any service or benefit to such tenant that Landlord was not required, or were for a service in excess of the service that Landlord

                                                                   EXHIBIT 10.4

was required, to provide Tenant hereunder; (xvi) costs of Landlord's general corporate overhead and general administrative expenses, organizational fees, and partnership expenses, and the cost of personnel not actively involved in management or marketing of the Complex; (xvii) costs associated with operating health, exercise, luncheon, conference/communications club or facilities; (xviii) management fees in excess of the lesser of five percent (5%) of gross revenues of the Building or market management fees; (xix) costs of restoration or repair paid by insurance, condemnation, third parties or tenants (excluding deductible amounts so paid); (xx) costs which would be included in Operating Expenses which are paid to any affiliate of Landlord to the extent such costs exceed competitive market rates for such services; and
(xxi) costs incurred to correct violations within the Complex of any law, rule, order or regulation which was in effect as of the date hereof. All supply and service contracts will be competitively bid by independent third parties each year. Operating Expenses will be calculated in years subsequent to 1997 in a manner materially consistent with the calculations made in 1997. Notwithstanding anything contained herein to the contrary, in no evnt shall Controllable Expenses (hereinafter defined) that constitute a portion of the Operating Expenses be increased from year to year by more than eight percent (8%) per annum. As used herein, "CONTROLLABLE EXPENSES" shall mean those expenses determined by and within the exclusive control of Landlord and shall include all Operating Expenses enumerated in Paragraph 22 except those set forth in Paragraph 22(a), (b), (g) and (m).

       23. "PARKING FACILITY" shall mean (a) any parking. garage and any other parking lot or facility adjacent to or in the Complex servicing the Building and (b) any parking area, open or covered, leased by Landlord to service the Building.

       24. "RENT" shall mean Base Rent and Additional Rent and all other amounts provided for under this Lease to be paid by Tenant, whether as additional rent or otherwise. "BASE RENT" shall mean the base rent specified in
Section 5.1. "ADDITIONAL RENT' shall mean the additional rent specified in
Section 5.2.

       25. "SECURITY DEPOSIT" shall mean Fifty Thousand Eight Hundred Thirty-Five Dollars ($50,835) to be paid by Tenant sixty (60) days prior to die expiration of the Letter of Credit as security for the full and faithful performance of the obligations of Tenant under this Lease.

       26. "TAKING" or "TAKEN" shall mean the actual or constructive condemnation, or the actual or constructive acquisition by or under threat of condemnation, eminent domain or similar proceeding, by or at the direction of any governmental authority or agency.

       27. "TENANT'S SHARE" shall mean the proportion by which the Net Rentable Area of the Premises bears to the Net Rentable Area of the Building. "TENANT'S SHARE" shall be adjusted by Landlord from time to time to reflect adjustments to the then current Net Rentable Area of the Building or the Premises. "TENANT'S SHARE" shall initially mean sixteen and four hundred twenty-five thousandths percent (16.425%).

       28. "TRANSFER" shall mean (a) an assignment (direct or indirect, absolute or conditional, by operation of law or otherwise) by Tenant of all or any portion of Tenant's interest in this Lease or the leasehold estate created hereby, (b) a sublease of all or any portion of the Premises or (c) the grant or conveyance by Tenant of any concession or license within the Premises. If Tenant is a corporation then any transfer of this Lease by merger, consolidation or dissolution, or by any change in the power to vote a majority of the voting stock (being the shares of stock regularly entitled to vote for the election of directors) in Tenant outstanding at the time of execution of this Lease shall constitute a Transfer. Notwithstanding anything contained in Section 10 of this Lease or this definition of "Transfer" to the contrary, Tenant shall have the right, upon ten (10) days prior written

                                                                   EXHIBIT 10.4

notice to Landlord, to consummate a Transfer to an Affiliate. As used herein, the term "Affiliate" means any person or entity that directly or indirectly Controls, is Controlled by, or is under common Control with, the entity in question; and the term "Control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity whether through ownership of voting securities, by contract or otherwise, and also shall include any entity that acquires all or substantially all of the assets or stock or other ownership interests in or of Tenant. "TRANSFEREE" shall mean the assignee, sublessee, pledgee, concessionee, licensee or other transferee of all or any portion of Tenant's interest in this Lease, the leasehold estate created hereby or the Premises.

       29. "WORK LETTER" shall mean the agreement, if any, attached as EXHIBIT D hereto between Landlord and Tenant for the construction of improvements in the Premises.

                                                                   EXHIBIT 10.4

                                      EXHIBIT B

               (Plan showing Tenant's space at Suite 900 of
                 approximately 20,000 rentable square feet)

                                                                   EXHIBIT 10.4

                                      EXHIBIT B

               (Plan showing Tenant's space at Suite 125 of
                 approximately 8,606 rentable square feet)

                                                                   EXHIBIT 10.4



                                     EXHIBIT C

                                RULES AND REGULATIONS

       1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and each tenant shall comply with such systems and procedures.

       2. Tenant's employees, visitors, and licensees shall not loiter in or interfere with the use of the Parking Facility or the Complex's driveway or parking areas nor consume alcohol in the common areas of the Complex or the Parking Facility. The sidewalks, halls, passages, exits, entrances, elevators, escalators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord may control and prevent access to them by all persons whose presence, in the reasonable judgment of Landlord, would be prejudicial to the safety, character, reputation and interests of the Building and its tenants; in determining whether access will be denied, Landlord may consider attire worn by a person and its appropriateness for an office building, whether shoes are being worn, use of profanity, either verbally or on clothing, actions of a person (including, without limitation, spitting, verbal abusiveness, and the like), and such other matters as Landlord may reasonably consider appropriate.

       3. No sign, placard, picture, name, advertisement, or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed, or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the tenant desiring such by a person approved by Landlord. Material visible from outside the Building will not be permitted. Landlord may remove such material without any liability, and may charge the expense incurred by such removal to the tenant in question.

       4. No curtains, draperies, blinds, shutters, shades, screens, or other coverings, hangings, or decorations will be attached to, hung, or placed in, or used in connection with any window of the Building or the Premises.

       5. The sashes, sash doors, skylights, windows, heating, ventilating, and air conditioning vents and doors that reflect or admit light and air into the halls, passageways, or other public places in the Building shall not be covered or obstructed by any tenant, nor will any bottles, parcels, or other articles be placed on any window sills.

       6. No showcases or other articles will be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors, or vestibules without the prior written consent of Landlord.

       7. No tenant will permit its Premises to be used for lodging or sleeping. No cooking will be done or permitted by any tenant on its premises, except in areas of the premises which are specially constructed for cooking, so long as such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

                                                                   EXHIBIT 10.4

       8. No tenant will employ any person or persons other than the cleaning service of Landlord for the purpose of cleaning the premises, unless otherwise agreed by Landlord in writing. If any tenant's actions result in any increased expense for any required cleaning, Landlord may assess such tenant for such expenses. Janitorial service will not be furnished on nights to offices which are occupied after business hours on those nights unless, by prior written agreement of Landlord, service is extended to a later hour for specifically designated offices.

       9. The toilets, urinals, wash bowls, and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in them. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, have caused the damage.

       10. No tenant will deface any part of the premises or the Building. Without the prior written consent of Landlord, no tenant will lay linoleum, or other similar floor covering, so that it comes in direct contact with the floor of such tenant's premises. If linoleum or other similar floor covering is to be used, an interlining of builder's deadening felt will be first affixed to the floor, by a paste or other material, soluble in water. The use of cement or other similar adhesive material is expressly prohibited.

       11. No tenant will alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the premises. Landlord, its agent or employee, will retain a master key to all door locks on the premises. Any new door locks required by a tenant or any change in keying of existing locks will be installed or changed by Landlord following such tenant's written request to Landlord and will be at such tenant's expense. All new locks and rekeyed locks will remain operable by Landlord's master key. Landlord will furnish to each tenant, free of charge, ten (10) keys to each door lock on its premises. Landlord will have the right to collect a reasonable charge for additional keys and access cards requested by any tenant. Each tenant, upon termination of its tenancy, will deliver to Landlord all keys and access cards for the premises and Building which have been furnished to such tenant.

       12. The elevator designated for freight by Landlord will be available for use by all tenants in the Building during the hours and pursuant to such procedures as Landlord may determine from time to time. The persons employed to move tenant's equipment, material, furniture, or other property in or out of the Building must be acceptable to Landlord; such persons must be a locally recognized professional mover, whose primary business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient, in Landlord's sole opinion, to cover all personal liability, theft, or damage to the Building, including without limitation floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. All moving operations will be conducted at such times and in such a manner as Landlord may direct, and all moving will take place during nonbusiness hours unless Landlord otherwise agrees in writing. The moving tenant shall be responsible for the provision of Building security during all moving operations, and shall be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord may prescribe the weight, size, and position of all equipment, materials, furniture, or other property brought into the Buildings. Heavy objects will, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to distribute the weight properly. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property will be repaired at the expense of the moving tenant. Landlord may inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these rules and regulations or the lease of which these rules and regulations area part.

                                                                   EXHIBIT 10.4

Supplies, goods, materials, packages, furniture, and all other items of every kind delivered to or taken from the premises will be delivered or removed through the entrance and route designated by Landlord.

       13. No tenant will use or keep in the premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of them reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in normal operation of the premises. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will keep any firearms within the Premises. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit of suffer the premises to be occupied or used in an manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business in the Building.

       14. Landlord may without notice and without liability to any tenant, change the name and street address of the Building.

       15. Landlord will have the right to prohibit any advertising by tenant, mentioning the Building, which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, tenant will discontinue such advertising.

       16. Tenant will not bring any animals or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

       17. All persons entering or leaving the Building at any time other than the Building's business hours shall comply with such off-hour regulations as Landlord may establish and modify from time to time. Landlord may limit or restrict access to the Building during such periods.

       18. Each tenant will store all its trash and garbage within its premise. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal will be made only through entryways and elevators provided for such purposes and at such times as Landlord may designate. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

       19. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent same.

       20. Each tenant shall keep the doors of the premises closed and locked and shall shut off all water faucets, water apparatus, and utilities before tenant or tenant's employees leave the premises, so as to prevent waste or damage, and for any default or carelessness in this regard tenant shall be liable for all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants will keep the doors to the Building corridors closed at all times except for ingress and egress.

                                                                   EXHIBIT 10.4

                                      EXHIBIT D

                                WORK LETTER AGREEMENT

       This Work Letter Agreement supplements and is hereby incorporated in that certain Lease Agreement (hereinafter referred to as the "Lease") dated and executed concurrently herewith by and between CarrAmerica Realty, L.P., a Delaware limited partnership (hereinafter referred to as "Landlord"), and ObjectSpace, Inc., a Texas corporation (hereinafter referred to as "Tenant") with the terms defined in the Lease to have the same definition where used herein.

              (i) The Premises are leased to Tenant in their "AS IS" condition and this Work Letter Agreement is intended to set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises for Tenant's occupancy. All improvements described in this Work Letter Agreement to be constructed in and upon the Premises are hereinafter referred to as the "Tenant Improvements." It is agreed that construction of the Tenant Improvements will be completed in accordance with the procedures set forth in this Work Letter Agreement.

              (ii) Tenant shall devote such time in consultation with Landlord or Landlord's agent as may be required to provide all necessary information to Landlord or Landlord's agent as Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant's written approval of, the final layout, drawings, and plans for the Premises. If Tenant fails to furnish any such information, or fails to agree on tenant finish out contractors, or fails to approve layout, drawings, or plans within ten (10) Business Days after written request, Landlord may, at its election, be discharged of its obligations under this Work Letter Agreement, but the same shall not affect or diminish Tenant's duties and obligations set forth in the Lease, and Tenant agrees to pay on demand all costs and expenses and increased unit prices incurred by Landlord on account of Tenant's failure to furnish such information and approved drawings within such prescribed time limits. All of Tenant's plans and specifications shall be subject to Landlord's consent, the granting or denial of which shall be in Landlord's reasonable discretion.

              (iii) Space planning and construction drawings shall be prepared by Tenant's architect. Landlord shall bear the cost of the space planning and construction drawings which shall be prepared by Tenant's architect; provided, however, such costs and expenses, including phones and cabling reflected on such drawing, shall be paid out of the Leasehold Improvements allowance defined in (viii) hereof and in no event shall Landlord's obligation for the cost of such space planning and construction drawings, phones and cabling exceed an amount equal to $2.00 per square foot of Net Rentable Area in the Premises (which for purposes hereof is agreed to be 28,606 square feet), being the total sum of $57,212.00. Tenant shall pay for any and all additional space planning costs beyond Landlord's obligation specified above. Tenant shall furthermore be responsible for the design, function and maintenance of all special improvements, whether installed by Landlord at Tenant's request or installed by Tenant with Landlord's prior written approval. Tenant shall use the Building Standard materials as defined in EXHIBIT D-1 unless other materials are expressly approved in writing by Landlord.

              (iv) Prior to commencing any construction of Tenant Improvements, Landlord and Tenant shall agree upon three (3) mutually acceptable qualified tenant finish contractors who shall provide competitive bids for the Tenant Improvements. After receipt of such three
       (3) competitive bids, Landlord and Tenant shall select the successful bidder to construct the Tenant Improvements and Landlord shall enter into a contract with the successful bidder to construct the Tenant Improvements. In the event that any performance or payment bonds are

                                                                   EXHIBIT 10.4

       required by Landlord, Landlord shall be responsible for the payment of such expenses and such expenses shall not be apart of the Leasehold Improvements Allowance. Any building stock materials used by Tenant that are required out of Landlord's building stock shall be charged against the Leasehold Improvements Allowance at cost. Tenant is not required to use such building stock materials. Landlord shall provide all utilities, toilets, security and elevator service to the Premises and shall provide the general contractor with parking at no cost to Tenant or its contractors or subcontractors. Landlord shall not charge a construction management services fee to Tenant.

              (v) In the event the actual cost of construction shall exceed the Leasehold Improvements Allowance (such amounts exceeding the Leasehold Improvements Allowance being herein referred to as the "Excess Costs"), Tenant shall pay to Landlord such Excess Costs as follows:

                     (a) Tenant shall deliver to Landlord prior to commencement of construction an amount equal to fifty percent (50%) of the Excess Costs as then estimated by Landlord.

                     (b) After substantial completion of the Tenant Improvements, but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord on demand an amount which when added to the initial payment described in subparagraph (a) above equals ninety percent (90%) of the Excess Costs as then estimated by Landlord.

                     (c) As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay on demand to Landlord the entire balance of the Excess Costs based upon the actual cost of construction.

              The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute additional rent payable pursuant to the Lease, and the failure to timely pay same constitutes an Event of Default under the Lease.

              Notwithstanding the foregoing, in the event the actual cost of removal of the bank vault located within the Ground Floor Premises exceeds the cost submitted to Landlord by Landlord's contractors, such budgetary shortfall shall not be assessed against the Leasehold Improvements Allowance or otherwise charged to Tenant. Tenant waives and hereby disclaims any interest in the remedies secured by Landlord from Landlord's contractors to secure performance of the construction specifications, including, without limitation, any bond or letter of credit delivered by Landlord's contractors to Landlord to secure removal of such bank vault at a cost of an amount not to exceed the contract quote therefor.

                     (vi) If Tenant shall request any change, addition or alteration in the working drawings, after approval by Landlord and Tenant, Landlord shall have such working drawings prepared, and Tenant shall promptly reimburse Landlord for the cost thereof. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) Business Days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the

                                                                   EXHIBIT 10.4

              option to continue work on the Premises disregarding the requested change, addition or alteration. In the event such revisions result in a higher estimate of the cost of construction, Tenant shall pay to Landlord an amount sufficient to provide Landlord with the above described fifty percent (50%) [of if applicable, ninety percent (90%)] payment toward Excess Costs.

                     (vii) Following approval of the plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Tenant Improvements to be constructed in accordance with the approved plans. Unless otherwise specifically provided in the approved plans, all material used in the construction of the Tenant's Improvements shall be of such quality as determined by Landlord and approved by Tenant. Landlord shall notify Tenant of substantial completion of the Tenant Improvements.

                     (viii) Landlord agrees to construct the Tenant Improvements in accordance with the approved plans at its cost and expense; provided, however, in the event the actual cost of construction of the Tenant Improvements exceeds Twelve and 62/100 Dollars ($12.62) per square foot of Net Rentable Area in the Premises (which for purposes hereof is agreed to be 28,606 square feet), being the total sum of $361,066.00, such amount being referred to as the "Leasehold Improvements Allowance"), Tenant shall pay the Excess Costs as prescribed in EXHIBIT D. In the event the actual cost of the Tenant Improvements is less than the Allowance, Tenant shall not be entitled to any credit for any amounts not applied to the cost of the Tenant Improvements.

                     (ix) Notwithstanding anything herein to the contrary, Landlord shall provide an additional Two Dollars ($2.00) per rentable square foot to Tenant for the payment of Excess Costs, which amount shall be amortized at an annual interest rate of twelve percent (12%) over the first (?) twenty-four (24) months of the Lease term commencing with the Commencement Date. In the event Tenant elects to utilize such additional Two Dollars ($2.00) per rentable square foot, the Letter of Credit shall be increased by an amount equal to the cost per rentable square foot utilized by Tenant and Tenant shall provide Landlord with a substituted letter of credit reflecting such increased amount.

                                                                   EXHIBIT 10.4

              It is hereby acknowledged by both Tenant and Landlord that this EXHIBIT D has been executed as of, and shall become part of the Lease dated April 29, 1997.


                       TENANT        OBJECTSPACE, INC.
                                     a Texas corporation


                                     By: /s/ JOHN W. PRITCHETT
                                        -----------------------------------
                                     Name:   John W. Pritchett
                                          ---------------------------------
                                     Title:  CFO
                                           --------------------------------
                                     Date:   April 29, 1997
                                           --------------------------------

                       LANDLORD      CARRAMERICA REALTY, L.P., a
                                     Delaware limited partnership

                                     By:  CarrAmerica Realty GP Holdings,
                                          Inc., a Delaware corporation its
                                          General Partner


                                     By: /s/ ROBERT E. PETERSON
                                        -----------------------------------
                                     Name:   Robert E. Peterson
                                          ---------------------------------
                                     Title:  Regional Managing Director
                                           --------------------------------

                                                                   EXHIBIT 10.4

                                    EXHIBIT D-1

1.     The Building Standard (herein so called) materials are the following:

A.     FLOORING:     Grade and quality of carpeting to be selected by Landlord, with color to be selected by Tenant from those offered by Landlord.

B.     WINDOW
       COVERING:     At Landlord's option, mini blinds or drapes in Landlord's
                     uniform color.

C.     CEILING:      Acoustical tiles - Grid system.

D.     PARTITIONS:   Sheetrock partitions with tape, bed, texture and paint
                     finish, and/or vinyl pre-clad sheetrock.

E.     DOORS:        Hollow core door with metal frame and hardware.

F.     ELECTRICAL
       POWER
       OUTLETS:      Standard 110 volt duplex wall-mounted convenience outlets.

G.     LIGHT
       SWITCHES:     Single pole light switches.

H.     TELEPHONE
       FACILITIES:   Standard unwired telephone outlets (ring and string)
                     mounted on partitions. Tenant must make timely arrangements for telephone installation and is responsible for all charges related to such installation.

I      LIGHT
       FIXTURES:     Recessed fluorescent lighting fixtures.

                                                                   EXHIBIT 10.4

                                     EXHIBIT E

                              PROPERTY LEGAL DESCRIPTION

BEING a tract of land situated in the City of Addison, Dallas County, Texas, out of the Josiah Pancoast Survey, Abstract 1146; and being part of Block 2 of Quorum, an Addition to the City of Addison as recorded in Volume 79100, Page 1895 of the Deed Records of Dallas County, Texas; and being more particularly described as follows:

COMMENCING at a point, said point being, the northwest comer of Block 2 of said Quorum addition, also being the intersection of the south right-of-way line of Belt Line Road (100 foot right-of-way);

THENCE South 01DEG. 30'57" East for a distance of 1,014.57 feet to an iron rod found for the POINT OF BEGINNING of the herein described tract;

THENCE North 88DEG. 29'03" East along the southerly line of a tract of land conveyed to Crow and Associates, Inc., by deed recorded in Volume 79136, Page 2865 of the Deed Records of Dallas County, Texas, a distance of 578.65 feet to an iron rod found for comer in the westerly line of Quorum Drive (variable width);

THENCE in a southerly and southwesterly direction continuing along the westerly line of Quorum Drive and along a curve to the right whose tangent bears South 3DEG. 14'14" East and having a radius of 777.43 feet, a central angle of 17DEG. 32'32", and an arc length of 238.03 feet to an iron rod found for the end of said curve to the right;

THENCE South 14DEG. 18'18" West continuing along said westerly line of Quorum Drive a distance of 207.07 feet to an iron rod found for corner;

THENCE South 89DEG. 46'47" West along the northerly line of a tract of land conveyed to Richards Group, Inc. By deed recorded in Volume 79120, Page 865 of the Deed Records of Dallas County, Texas, a distance of 493.22 feet to an iron rod found for comer in the westerly line of Block 2 of the Quorum;

THENCE North 1DEG. 30'57" West along said westerly line of Block 2 a distance of
423.38 feet to the POINT OF BEGINNING and containing 235,285 square feet or
5.4014 acres.

                                                                   EXHIBIT 10.4

                                     EXHIBIT F

                             FIRST RIGHT OF REFUSAL SPACE

       Provided Tenant is not in default under the Lease and provided Tenant or an Affiliate thereof is in occupancy of the Premises and has not otherwise assigned or sublet it, Tenant or an Affiliate thereof (but not a non-Affiliated assignee or subtenant of Tenant) shall have the continuing right, subject to the terms below, to Lease any portion of the space located on the first (1st), seventh (7th), and eighth (8th) floors of the Building and outlined on the floor plan attached hereto as EXHIBIT F-1 and labeled "First Right of Refusal Space" (herein so called) that is either vacant on the Commencement Date or becomes available for lease during the Tern of the Lease before it is leased to any third party. NOTWITHSTANDING ANYTHING CONTAINED IN THIS EXHIBIT TO THE CONTRARY, TENANT'S RIGHTS PURSUANT TO THIS EXHIBIT ARE SUBJECT AND SUBORDINATE TO ANY AND ALL RIGHTS OF FIRST REFUSAL TO THE FIRST RIGHT OF REFUSAL SPACE WHICH ARE IN EFFECT AS OF THE DATE OF THIS LEASE.

       Upon written request from Tenant, Landlord shall deliver to Tenant a written list of all available spaces in the Building; provided, however, Landlord shall not be obligated to provide such list more than once every six
(6) months during the initial Term of this Lease. In the event any third party expresses interest in leasing all or any portion of the First Right of Refusal Space during the period of time commencing on the Commencement Date and expiring on the first (1st) anniversary of the Commencement Date which Landlord is prepared to accept by entering into a lease with the proposed tenant for such First Fight of Refusal Space, Landlord shall offer the First Right of Refusal Space to Tenant upon the same terms (at the then current Base Rent) and conditions of this Lease, including improvement allowances and any adjustments thereto described below, provided that the expiration date of the lease with respect to the First Fight of Refusal Space shall be coterminous with the initial term of this Lease and Landlord and Tenant shall enter into an amendment of this Lease to reflect the inclusion of the First Right of Refusal Space as a part of the Premises demised pursuant to this Lease within five (5) business days after Landlord has delivered such notice to Tenant. The Tenant improvement allowance referred to above which applies to First Right of Refusal Space exercised prior to the first (1st) anniversary of the Commencement Date shall equal the $12.62 Leasehold Improvement Allowance provided to Tenant for the primary Premises which remains if such Allowance had been amortized on a straight-line basis over the initial term of the Lease. For instance, should the First Right of Refusal Space be exercised with sixty (60) months remaining in the initial term of the Lease, the following formula would apply: $12.62/68 months X 60 months = $11.14 improvement allowance for the First Right of Refusal Space. In the event that Tenant fails or refuses to exercise such right of refusal within such five (5) day period, then Tenant's rights under this paragraph with respect to the First Right of Refusal Space so offered shall terminate and Landlord shall thereafter be able to lease the First Right of Refusal Space so offered to any third party on the same terms offered to Tenant. In the event any third party expresses interest in leasing all or any portion of the First Right of Refusal Space during the period commencing after the first
(1st) anniversary of the Commencement Date and expiring at the end of the Term of this Lease which Landlord is prepared to accept by entering into a lease with the proposed tenant for such First Right of Refusal Space, Landlord shall offer the First Right of Refusal Space to Tenant upon the same terms and conditions as Landlord intends to offer to the proposed tenant provided that the expiration of the term of the lease of the First Right of Refusal Space shall be coterminous with the Term of this Lease. Tenant shall notify Landlord in writing of the acceptance of such offer within five (5) business days after Landlord has delivered such offer to Tenant specifying that such First Right of Refusal Space has been accepted by Tenant and is a part of the Premises demised pursuant to the Lease for the remainder of the Term and containing other appropriate terms and conditions relating to the addition of the First Right of Refusal Space to this Lease (including

                                                                   EXHIBIT 10.4

specifically any increase or adjustment of the Rent as a result of such addition). In the event that Tenant does not notify Landlord in writing of its acceptance of such offer within such five (5) business day period, then Tenant's rights under this paragraph with respect to the First Right of Refusal Space so offered shall terminate and Landlord shall thereafter be able to lease the First Right of Refusal Space or any portion thereof to any third party on the same terms offered to Tenant. Any termination of the Lease shall terminate all rights of Tenant with respect to the First Right of Refusal Space. The rights of Tenant with respect to the First Right of Refusal Space shall not be severable from the Lease, nor may such rights be assigned or conveyed in connection with any permitted non-Affiliated assignment of the Lease. Landlord's consent to any assignment of the Lease shall not be construed as allowing an assignment or a conveyance of such rights to any assignee. Nothing herein contained should be construed so as to limit or abridge Landlord's ability to deal with the First Right of Refusal Space or to lease the First Right of Refusal Space to other tenants, Landlord's sole obligation being to offer, and if such offer is accepted, to deliver the First Right of Refusal Space to Tenant in accordance with this Exhibit. If Landlord materially changes the terms of the offer to the proposed tenant and such changes are more favorable to the proposed tenant than those contained in the first right of refusal notice to Tenant, then Landlord shall submit such differing terms to Tenant for acceptance by Tenant prior to entering into a lease with such third party. Tenant's failure to exercise its rights with respect to First Right of Refusal Space on one occasion shall not prevent Tenant from exercising such rights to the same First Right of Refusal Space when such First Right of Refusal Space becomes available for lease by Landlord again.

       The Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the First Right of Refusal Space to Tenant, but abatement of the Base Rental attributable to the First Right of Refusal Space from the date of Tenant's acceptance of Landlord's offer with respect to the First Right of Refusal offer to the date of actual delivery of the First Right of Refusal Space shall constitute full settlement of all claims that Tenant might have against Landlord by reason of the First Right of Refusal Space not being delivered upon the date of Tenant's acceptance of Landlord's offer.

                                                                   EXHIBIT 10.4

                                     EXHIBIT G

                                   RENEWAL OPTIONS

       Provided that no event of default exists under any term or provision contained in this Lease and no condition exists which with the passage of time or the giving of notice or both would constitute an event of default pursuant to this Lease and provided that Tenant has continuously occupied the Premises for the Permitted Use during the Term of this Lease, Tenant (but not any assignee or subtenant of Tenant) shall have, and is hereby given, two (2) options (each, a "Renewal Option") to renew and to extend the term of this Lease, each Renewal Option to follow consecutively upon the expiration of the initial Term of this Lease (or the immediately preceding Renewal Term [hereinafter defined], if applicable). Each Renewal Option shall be for a term (determined by Tenant) of not less than thirty-six (36) months and not more than sixty (60) months (a "Renewal Term") and shall be exercised, if at all, by Tenant giving written notice thereof to Landlord at least nine (9) months prior to the expiration date of the initial Term or the then current Renewal Term, as the case may be. Tenant's written notice to Landlord exercising a Renewal Option shall state Tenant's desired term of such renewal in accordance with the time parameters stated above. The renewal and extension of this Lease for any Renewal Term shall be under the same terms, conditions and covenants contained in the Lease, except that (a) no abatements or other concessions, if any, applicable to the initial Term shall apply to any Renewal Term; (b) the Base Rent shall be equal to the Prevailing Market Rent (hereinafter defined); (c) Tenant shall have no option to renew this Lease beyond the expiration of the second Renewal Term (provided that Tenant exercised its option with respect to the first Renewal Term and has otherwise satisfied the requirements of this Exhibit); and (d) all leasehold improvements within the Premises shall be provided in their then existing condition (on an "as is" basis) at the time the Renewal Term in question commences. Failure by Tenant to notify Landlord in writing of Tenant's election to exercise the Renewal Options herein granted within the time limits set forth for such exercise shall constitute a waiver and termination of such Renewal Options.

       As used herein, the term "Prevailing Market Rent" means what a non-equity tenant would pay and receive and on what a landlord of a comparable office building (with similar amenities) would accept and give at arm's length as rent concessions, expense, escalations, tenant improvement allowances, refurbishment allowances, other allowances, brokerage commissions, inducements and other economic conditions for the lease of space comparable to the Premises. The determination of such Prevailing Market Rent shall, for all applications in this Lease, be made using the following procedure:

       1. Whenever, pursuant to the terms of this Lease, a determination must be made of revailing Market Rent, Landlord shall provide to Tenant in writing Landlord's reasonable determination of such Prevailing Market Rent within fifteen (15) days after receipt of Tenant's written request therefor. If Tenant accepts such determination by Landlord in writing, or if Tenant shall not have notified Landlord of its objection to such determination in writing, both within fifteen (15) days following Tenants receipt of such determination, then such determination by Landlord of the Prevailing Market Rent for that applicable portion of the Lease shall irrevocably become the Prevailing Market Rent.

       2. If Tenant notifies Landlord, within fifteen (15) days following its receipt of Landlord's determination of Prevailing Market Rent, that it objects to such determination as not accurately reflecting such prevailing market rental rate ("Tenant's Notice of Objection"), then Landlord's determination of Prevailing Market Rent referred to in paragraph 1 above shall thereafter not be effective, and instead the following procedure shall be implemented to determine Prevailing Market Rent:

                                                                   EXHIBIT 10.4

              (a) Within fifteen (15) days following Landlord's receipt of Tenant's Notice of Objection, Landlord shall select and notify Tenant of its selection of, an independent real estate broker from a recognized commercial real estate brokerage firm knowledgeable in the commercial real estate market of the Quorum, Addison, Texas, sub-market (the "Landlord's Market Broker"). Within fifteen (15) days following Landlord's selection of Landlord's Market Broker, Landlord shall cause such broker to analyze the then-existing market conditions, prepare and deliver to Landlord and Tenant such broker's determination of the Prevailing Market Rent for the space to be leased by Tenant within the Building to which such Prevailing Market Rate shall apply. If Tenant accepts in writing such determination of Prevailing Market Rent presented by Landlord's Market Broker, or if Tenant shall not have notified Landlord of its objection to such determination, in writing, both within fifteen (15) days following Tenant's receipt of such determination by Landlord's Market Broker, then such determination by Landlord's Market Broker of the Prevailing Market Rent for that applicable portion of the Lease shall irrevocably become the Prevailing Market Rent.

              (b) If Tenant notifies Landlord, within fifteen (15) days following its receipt of Landlord's Market Broker's determination of the Prevailing Market Rent, that it objects to such determination as not accurately reflecting such prevailing market rental rate ("Tenant's Notice of Objection to Landlord's Market Broker's Determination"), then the following procedure shall be implemented to determine Prevailing Market Rent:

                     (i) Within fifteen (15) days following Tenant's giving or delivering to Landlord the Tenant's Notice of Objection to Landlord's Market Broker's Determination, Tenant shall select, and notify Landlord of its selection of, an independent real estate broker from a recognized commercial real estate brokerage firm knowledgeable in the commercial real estate market of the Quorum, Addison, Texas, sub-market (the "Tenant's Market Broker"). Within fifteen (15) days following Tenant's selection of Tenant's Market Broker, Tenant shall cause such broker to analyze the then-existing market conditions, and prepare and deliver to Landlord and Tenant such broker's determination of the Prevailing Market rent for the space to be leased by Tenant within the Building to which such Prevailing Market Rate shall apply. If Landlord accepts in writing such determination of Prevailing market Rent presented by Tenant's market Broker, of if Landlord shall not have notified Tenant of its objection to such determination, in writing, both within fifteen (15) days following Landlord's receipt of such determination of Prevailing Market Rent presented by Tenant's Market Broker, or if Landlord shall not have notified Tenant of its objection to such determination by Tenant's Market broker, then such determination by Tenant's Market Broker of the Prevailing Market Rent for that applicable portion of the Lease shall irrevocably become the Prevailing Market Rent.

                     (ii) If Landlord notifies Tenant, within fifteen (15) days following its receipt of Tenant's Market Broker's determination of the Prevailing Market Rent, that it objects to such determination as not accurately reflecting

                                                                   EXHIBIT 10.4

                            such prevailing market rental rate ("Landlord's Notice of Objection to Tenant's Market Broker's Determination"), then Landlord shall, within five
                            (5) days thereafter, direct both Landlord's
                            Market Broker and Tenant's Market Broker to select within ten (10 days thereafter, and notify Landlord and Tenant of their selection of, a third independent real estate broker from a recognized commercial real estate brokerage firm knowledgeable in the commercial real estate market of the Quorum, Addison, Texas, sub-market (the "Third Market Broker"). Within fifteen (15) days following such selection of the Third Market Broker, such Broker shall analyze the then-existing market conditions, prepare and deliver to landlord, Tenant, landlord's Market Broker, and Tenant's market Broker such Third Market Broker's determination of the Prevailing Market Rent for the space to be leased by Tenant within the Building to which such Prevailing Market Rate shall apply. If the third Market Broker's determination of Prevailing Market Rent is a number between (x) the rental rate determined by Landlord's Market Broker, augmented five percent (5%) both higher and lower from such rental rate, and (y) the rental rate determined by Tenant's Market Broker, augmented five percent (5%) both higher and lower from such rental rate, then such Third Market Broker's determination of Prevailing Market Rent shall be irrevocably binding upon both Landlord and Tenant. However, if the Third Market Broker's determination of Prevailing Market Rent is a number not between
                            (x) and (y) from the previous sentence, then the final, irrevocable determination of Prevailing Market Rent which shall be binding upon both Landlord and Tenant, will be calculated by adding together the two closest appraisals of the three determinations from the three brokers, and dividing such sum by two. Both Landlord and Tenant acknowledge that the determination of Prevailing Market Rent which is derived from such procedure shall be irrevocably binding upon both Landlord and Tenant.

              (c) Notwithstanding any provisions elsewhere in this Lease allocating the payment of expenses, Landlord agrees to pay the expenses associated with the services of Landlord's Market Broker, Tenant agrees to pay the expenses associated with the services of Tenant's Market Broker, and both Landlord and Tenant agree to jointly pay the expenses associated with the services of the Third Market Broker.

       Upon exercise of a Renewal Option by Tenant and subject to the conditions set forth hereinabove, the Lease shall be extended for the period of such applicable Renewal Term without the necessity of the execution of any further instrument or document, although if requested by either party, Landlord and Tenant shall enter into a written agreement modifying and supplementing the Lease in accordance with the provisions hereof. Any termination of the Lease during the initial Lease Term shall terminate all rights to the second Renewal Option. The renewal rights of Tenant hereunder shall not be severable from the Lease, nor may such rights be assigned or otherwise conveyed in connection with any permitted non-Affiliated assignment of the Lease. Landlord's consent to any assignment of the Lease shall not be construed as allowing an assignment of such rights to any assignee.

                                                                   EXHIBIT 10.4

                                     EXHIBIT H

                     AIR CONDITIONING AND HEATING SPECIFICATION

The following represents the required office environment of the Tenant.

The entire office area shall be heated and air conditioned by a combination heating/cooling unit and a duct system, to maintain for heating 70DEG. F inside when the outside temperature is 0DEG. F and for cooling inside 75DEG. F dry bulb with a 50% relative humidity when outside temperature is 95DEG. F and 78DEG. F wet bulb. Air conditioning specifications are stated on the basis of doors and windows being closed, as well as all glass areas in the air conditioned premises being provided with vertical window blinds, shades or drapes which shall be closed, depending on the position of the sun.


                                     H-1